   As filed with the Securities and Exchange Commission on November 18, 1998
                                                     1933 Act Reg. No. 33-39519
                                                     1940 Act Reg. No. 811-5686


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [X]

      Pre-Effective Amendment No.                                          [ ]


      Post-Effective Amendment No. 10                                      [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                             [X]

      Amendment No. 14


                        (Check appropriate box or boxes.)

                         AIM INVESTMENT SECURITIES FUNDS
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919
                                                           --------------

                                Charles T. Bauer
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


Jeffrey H. Kupor, Esquire                 Martha J. Hays, Esquire
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100              1735 Market Street, 51st Floor
Houston, Texas  77046                     Philadelphia, Pennsylvania 19103-7599


Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)


     [X]      immediately upon filing pursuant to paragraph (b)

     [ ]      on (date) pursuant to paragraph (b)
     [ ]      60 days after filing pursuant to paragraph (a)(i)

     [ ]      on (date) pursuant to paragraph (a)(i)

     [ ]      75 days after filing pursuant to paragraph a(ii)
     [ ]      on (date) pursuant to paragraph (a)(ii) of rule 485.


                            (Continued on Next Page)

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

   [AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--
                                                              APPLICATION INSIDE

AIM Investment Securities Funds

RETAIL CLASS OF AIM LIMITED MATURITY
TREASURY FUND

PROSPECTUS

NOVEMBER 18, 1998


AIM INVESTMENT SECURITIES FUNDS (the "Trust") is an open-end, series, management investment company. Pursuant to this Prospectus, the Trust offers shares of beneficial interest in one portfolio:

    AIM LIMITED MATURITY TREASURY FUND (the "Fund") is a portfolio whose investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The Fund seeks to achieve this objective by investing in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury.

THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS OBJECTIVES. THE NET ASSET VALUE OF THE FUND VARIES DEPENDING ON THE MARKET VALUE OF ITS ASSETS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated November 18, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----

SUMMARY...............................      2
THE FUND..............................      4
  Table of Fees and Expenses..........      4
  Financial Highlights................      5
  Performance.........................      6
  Investment Program..................      6
  Management..........................      8
  Organization of the Trust...........      9

INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS--Registered Trademark--.......    A-1
  Introduction to The AIM Family of
     Funds............................    A-1
  How to Purchase Shares..............    A-1
  Terms and Conditions of Purchase of
     the AIM Funds....................    A-2
  Special Plans.......................   A-10
  Exchange Privilege..................   A-12
  How to Redeem Shares................   A-15
  Determination of Net Asset Value....   A-19
  Dividends, Distributions and Tax
     Matters..........................   A-19
  General Information.................   A-23
APPLICATION INSTRUCTIONS..............    B-1


                                    SUMMARY
--------------------------------------------------------------------------------


     THE FUND. AIM Investment Securities Funds (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently, the Trust offers two investment portfolios: AIM LIMITED MATURITY TREASURY FUND (the "Fund") and AIM HIGH YIELD FUND II. The Fund consists of two classes: a retail class (the Class A shares) and the Institutional Class. This Prospectus relates solely to the Class A shares of the Fund.



     Shares of the Institutional Class of the Fund are offered to investors pursuant to a separate prospectus. Class A shares and the Institutional Class may have different fees and expenses, which may affect performance. To obtain information about the Institutional Class, please call (800) 659-1005.


     The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. To achieve its objective, the Fund will invest in U.S. Treasury notes and other direct obligations of the U.S. Treasury and may (but does not currently intend to) engage in repurchase agreement transactions with respect to such obligations. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND WILL BE ACHIEVED. For more complete information on the Fund's investment objective and policies, see "Investment Program."


     THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. Under the terms of the Advisory Agreement AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs in performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a per account fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "Management."


     PURCHASING SHARES. Class A shares are offered by this Prospectus at the net asset value of the Fund plus a maximum sales charge of 1.00% of the public offering price, which sales charge is reduced on purchases of $100,000 or more. Initial investments in the Class A shares generally must be at least $500, and subsequent investments must be at least $50. The distributor of the Class A shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

     EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A shares may be exchanged for shares of any other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

     REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at their net asset value, generally without charge. See "How to Redeem Shares." If the value of a shareholder's account is less than $500, the Trust may cause the shares in the account to be redeemed at their net asset value.


     DISTRIBUTIONS. The Fund currently declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Distributions by the Fund from short-term capital gains and long-term capital gains, if any, generally are paid annually. Dividends and distributions of the Fund may be reinvested at their net asset value (without payment of a sales charge) in the

Fund's shares or, subject to certain conditions, in shares of another fund in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."


     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest With Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES


     The following table is designed to help an investor in the Class A shares of the Fund understand the various costs that the investor will bear, both directly and indirectly. The fees and expenses set forth in this table are based on the average net assets of the Class A shares of the Fund for the fiscal year ended July 31, 1998. The rules and regulations of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."



                                                                CLASS A
                                                                SHARES
                                                                -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of offering price).....................................     1.00%
  Maximum sales load on reinvested dividends and
     distributions (as a % of offering price)...............     None
  Deferred sales load (as a % of original purchase price or
     redemption proceeds, as applicable)....................     None
  Redemption fee (as a % of amount redeemed, as
     applicable)............................................     None
  Exchange fee..............................................     None
Annual Operating Expenses (as a % of average net assets)
  Management fees...........................................     0.20%
  Rule 12b-1 Fees*..........................................     0.15%
  Other expenses............................................     0.19%
                                                                 ----
     Total operating expenses...............................     0.54%
                                                                 ====


------------
* It is possible that as a result of Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Class A shares, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor in the Fund would pay the following expenses on a $1,000 investment in the Class A shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                                                CLASS A
                                                                SHARES
                                                                -------
 1 year.....................................................      $15
 3 years....................................................      $27
 5 years....................................................      $40
10 years....................................................      $77


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE CLASS A SHARES OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE ACTUAL PERFORMANCE OF THE CLASS A SHARES WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


     Shown below are the financial highlights during each of the fiscal years ended July 31, 1998, 1997, 1996 and 1995, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993. All data have been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and notes appears in the Statement of Additional Information.



                                                     JULY 31,                                       AUGUST 31,
                             --------------------------------------------------------    --------------------------------
                               1998         1997       1996        1995        1994        1993        1992        1991
                             --------     --------   --------    --------    --------    --------    --------    --------
Net asset value, beginning
 of period.................  $  10.07     $   9.97   $  10.03    $   9.96    $  10.24    $  10.21    $  10.01    $   9.79
Income from investment
 operations:
 Net investment income.....      0.53         0.54       0.55        0.54        0.35        0.42        0.58        0.72
 Net gains (losses) on
  securities (both realized
  and unrealized)..........        --         0.10      (0.06)       0.07       (0.20)       0.05        0.29        0.22
                             --------     --------   --------    --------    --------    --------    --------    --------
     Total from investment
       operations..........      0.53         0.64       0.49        0.61        0.15        0.47        0.87        0.94
                             --------     --------   --------    --------    --------    --------    --------    --------
Less distributions:
 Dividends from net
   investment income.......     (0.53)       (0.54)     (0.55)      (0.54)      (0.35)      (0.42)      (0.58)      (0.72)
 Distributions from net
   realized capital gains..        --           --         --          --       (0.08)      (0.02)      (0.09)         --
                             --------     --------   --------    --------    --------    --------    --------    --------
     Total distributions...     (0.53)       (0.54)     (0.55)      (0.54)      (0.43)      (0.44)      (0.67)      (0.72)
                             --------     --------   --------    --------    --------    --------    --------    --------
Net asset value, end of
 period....................  $  10.07     $  10.07   $   9.97    $  10.03    $   9.96    $  10.24    $  10.21    $  10.01
                             ========     ========   ========    ========    ========    ========    ========    ========
Total return(a)............      5.42%        6.55%      4.98%       6.36%       1.52%       4.65%       8.93%       9.95%
                             ========     ========   ========    ========    ========    ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..........  $345,355     $389,812   $359,048    $274,480    $329,942    $348,937    $260,454    $131,880
                             ========     ========   ========    ========    ========    ========    ========    ========
 Ratio of expenses to
   average net assets......      0.54%(b)     0.54%      0.54%       0.51%       0.47%(c)    0.46%       0.48%       0.54%
                             ========     ========   ========    ========    ========    ========    ========    ========
 Ratio of net investment
   income to average net
   assets..................      5.29%(b)     5.35%      5.45%       5.44%       3.75%(c)    4.07%       5.60%       7.25%
                             ========     ========   ========    ========    ========    ========    ========    ========
 Portfolio turnover rate...       133%         130%       117%        120%        120%        123%        120%        215%
                             ========     ========   ========    ========    ========    ========    ========    ========
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted)................        --           --         --          --          --          --          --          --
 Average amount of debt
   outstanding during the
   period (000s omitted)(f)        --           --         --          --          --          --          --          --
 Average number of shares
   outstanding during the
   period (000s omitted)(f)    37,552       36,600     32,350      28,337      34,101      30,416      18,378      10,559
 Average amount of debt per
   share during the period.        --           --         --          --          --          --          --          --

                                 AUGUST 31,
                             ------------------
                              1990       1989
                             -------    -------
Net asset value, beginning
 of period.................  $  9.78    $  9.80
Income from investment
 operations:
 Net investment income.....     0.77       0.84
 Net gains (losses) on
  securities (both realized
  and unrealized)..........     0.01      (0.02)
                             -------    -------
     Total from investment
       operations..........     0.78       0.82
                             -------    -------
Less distributions:
 Dividends from net
   investment income.......    (0.77)     (0.84)
 Distributions from net
   realized capital gains..       --         --
                             -------    -------
     Total distributions...    (0.77)     (0.84)
                             -------    -------
Net asset value, end of
 period....................  $  9.79    $  9.78
                             =======    =======
Total return(a)............     8.32%      8.71%
                             =======    =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..........  $79,871    $70,781
                             =======    =======
 Ratio of expenses to
   average net assets......     0.50%(d)   0.45%(e)
                             =======    =======
 Ratio of net investment
   income to average net
   assets..................     7.90%(d)   8.59%(e)
                             =======    =======
 Portfolio turnover rate...      192%       220%
                             =======    =======
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted)................       --    $ 9,943
 Average amount of debt
   outstanding during the
   period (000s omitted)(f)  $ 5,101    $14,301
 Average number of shares
   outstanding during the
   period (000s omitted)(f)    7,389      7,295
 Average amount of debt per
   share during the period.  $  0.69    $  1.96


------------
(a) Does not deduct sales charges and for periods of less than one year, total return is not annualized.


(b) Ratios are based on average net assets of $378,032,807.



(c) Annualized.



(d) After waiver of advisory fees.



(e) After waiver of advisory fees and expense reimbursements.



(f) Averages computed on a daily basis.

--------------------------------------------------------------------------------

PERFORMANCE

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

     A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the share price. In order to calculate yield, a Fund takes the interest income earned from its portfolio of investments for a 30-day period (net of expenses), divides such interest by the number of the Fund's shares, and expresses the result as an annualized percentage rate based on the Fund's offering price (including the 1.00% maximum sales charge) at the end of the 30-day period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to an investor's account or the income reported in the Fund's financial statements.

     A Fund may also quote its distribution rate, which is calculated by dividing dividends declared during a specified period by the Fund's maximum offering price at the end of the period and annualizing the result.

     A Fund's total return shows its overall change in value, including changes in share price assuming all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

     From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by the operating expenses of the Fund and general market conditions.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

     INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value, and, consistent with this objective, the highest total return achievable. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a fundamental policy, which may be changed only by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

     INVESTMENT POLICIES. The Fund will attempt to achieve its objective by investing in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury.

     The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. The Fund's policy of investing in securities with remaining maturities of three (3) years or less will result in high portfolio turnover. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds.

     LOANS OF PORTFOLIO SECURITIES. The Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally-supervised banks or savings and loan associations.

     WHEN-ISSUED OR DELAYED DELIVERY TRADING. The Fund may purchase U.S. Treasury obligations on a when-issued basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery to take place in the future in order to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund's custodian bank will segregate cash or short-term U.S. Treasury obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and when-issued purchase transactions. No delayed delivery or when-issued commitments will be made if, as a result, more than 25% of the Fund's net assets would be so committed.

     BORROWING. Subject to its investment restrictions (see "Investment Restrictions"), the Fund may borrow money from banks for temporary or emergency purposes to meet redemption requests which might otherwise require the untimely disposition of securities. The Fund may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.


     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act")) only for temporary or emergency purposes and not as a means to increase income, even though the Fund's investment restrictions permit the Fund to engage in reverse repurchase agreements for income enhancement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.


     ILLIQUID SECURITIES. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven (7) days.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

     The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.


     INVESTMENT RESTRICTIONS. The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that the Fund will not:


          (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

          (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

          (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; or

          (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

--------------------------------------------------------------------------------

MANAGEMENT


     The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the distribution agreement with AIM Distributors regarding distribution of the Class A shares, the agreement with The Bank of New York as custodian and the agreement with AFS as transfer agent for the Class A shares of the Fund. The day-to-day operations of the Fund are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business and is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Trustees may be found in the Statement of Additional Information.



     For a discussion of AIM Management's and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."



     INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives.



     Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. AIM and the Fund have entered into a Master Administrative Services Agreement, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquires. In addition, AFS, a wholly owned subsidiary of AIM and registered transfer agent, receives a fee pursuant to a Transfer Agency and Service Agreement for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.



     For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf the Fund.



     FEES AND EXPENSES. Pursuant to the Advisory Agreement, the Trust pays AIM a fee with respect to the Fund calculated at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. For the year ended July 31, 1998, the Fund paid 0.20% of its average daily net assets to AIM for its advisory services, and the Class A shares' total expenses of the same period, stated as a percentage of average daily net assets of the Class A shares, was 0.54%.



      For the year ended July 31, 1998, the Fund paid 0.01% of its average daily net assets to AIM for reimbursement for administrative services.


     FEE WAIVERS. In order to increase the yield to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of such fiscal year. Fee waivers or reductions and waivers of expense reimbursements, other than those set forth in the Advisory Agreement, may be rescinded at any time without notice to investors.


     PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Scott W. Johnson, Karen Dunn Kelley and Marcel S. Theriot. Mr. Johnson is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1998. He has been associated with AIM since 1994 and has been an investment professional since 1994. Prior to 1994 he attended Vanderbilt University. Ms. Kelley is Senior Vice President of AIM Capital; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM since 1989 and has a total of 15 years of experience as an investment professional. Mr. Theriot is an investment officer of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1994 and has been an investment professional since 1994. Prior to 1994 he was a Service Marketing Representative with Van Kampen American Capital Asset Management, Inc.



     DISTRIBUTOR. The Trust has entered into a Master Distribution Agreement relating to the Class A shares (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the Class A shares. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Distribution Agreement provides AIM Distributors with the exclusive right to distribute the Class A shares through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements.



     DISTRIBUTION PLAN. The Trust has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A shares. Under the Plan the Fund, with respect to the Class A shares, will pay compensation of 0.15% per annum of the average daily net assets of the Class A shares to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement an incentive program which provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares.



     Activities that may be financed under the Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, supplemental payments made to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder services arrangements and the cost of administering the Plan.


     The Plan does not obligate the Class A shares to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Class A shares will not be obligated to pay more than that fee, but if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     The Plan provides that it will continue in effect so long as it is specifically approved at least annually by a majority of the Trust's entire Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees"), unless terminated by vote of a majority of the Qualified Trustees, or by vote of the holders of a majority of the outstanding Class A shares. The Plan may not be amended to increase materially the limit upon distribution expenses described above unless approved by shareholders of the Class A shares, as applicable, and no other material amendment to the Plan may be made unless approved by a majority of the Board of Trustees, including a majority of the Qualified Trustees. While the Plan is in effect, the selection and nomination of Qualified Trustees will be at the discretion of the Qualified Trustees.

     Under the Plan, certain financial institutions which have entered into service agreements and which sell the Class A shares on an agency basis, may receive payments from the Class A shares pursuant to the Plan. AIM Distributors does not act as principal, but rather as agent, for the Class A shares in making such payments. The Class A shares will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law; or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law.


     Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. (the "NASD"). The Plan conforms to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own Class A shares to no more than 0.25% per annum of the average daily net assets of the Class A shares attributable to the customers of such dealers of financial institutions. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Class A shares. The Plan requires the officers of the Trust to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Trustees shall review these reports in connection with their decisions with respect to the Plan.


--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST


     The Trust is organized as a Delaware business trust pursuant to an Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998 (the "Trust Agreement"). The Trust is an open-end, series, management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization the Fund was reorganized on October 15, 1993 as a portfolio of the Delaware business trust.


     All shares of the Trust have equal rights with respect to voting, except that (i) the holders of shares of all classes of a particular portfolio of the Trust (a "Portfolio") voting together will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that Portfolio, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertain-ing to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable.

     The Class A shares and Institutional Class have different shareholders and are allocated certain differing class expenses, such as distribution and/or service fees related to their respective shares. The difference between the expenses of the Class A shares and Institutional Class may affect performance. To obtain information about the Institutional Class, please call Fund Management Company ("FMC"), a registered broker-dealer and a wholly owned subsidiary of AIM, at (800) 659-1005. FMC is the exclusive distributor of the Institutional Class.

     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.


     The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.



     LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Trust and passes upon certain legal matters for the Trust.

     THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND TO
                           SHAREHOLDER ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND                         AIM GLOBAL RESOURCES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GLOBAL TELECOMMUNICATIONS FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM GLOBAL TRENDS FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM GLOBAL UTILITIES FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM HIGH INCOME MUNICIPAL FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM HIGH YIELD FUND
            AIM ASIAN GROWTH FUND                         AIM HIGH YIELD FUND II
            AIM BALANCED FUND                             AIM INCOME FUND
            AIM BASIC VALUE FUND                          AIM INTERMEDIATE GOVERNMENT FUND
            AIM BLUE CHIP FUND                            AIM INTERNATIONAL EQUITY FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM INTERNATIONAL GROWTH FUND
            AIM CHARTER FUND                              AIM JAPAN GROWTH FUND
            AIM CONSTELLATION FUND                        AIM LATIN AMERICAN GROWTH FUND
            AIM DEVELOPING MARKETS FUND                   AIM LIMITED MATURITY TREASURY FUND
            AIM DOLLAR FUND(*)                            AIM MID CAP EQUITY FUND
            AIM EMERGING MARKETS FUND                     AIM MONEY MARKET FUND(*)
            AIM EMERGING MARKETS DEBT FUND                AIM MUNICIPAL BOND FUND
            AIM EUROPEAN DEVELOPMENT FUND                 AIM NEW PACIFIC GROWTH FUND
            AIM EUROPE GROWTH FUND                        AIM SELECT GROWTH FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM SMALL CAP GROWTH FUND
            AIM GLOBAL CONSUMER PRODUCTS AND              AIM SMALL CAP OPPORTUNITIES FUND
              SERVICES FUND                               AIM STRATEGIC INCOME FUND
            AIM GLOBAL FINANCIAL SERVICES FUND            AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL GOVERNMENT INCOME FUND             AIM TAX-EXEMPT CASH FUND(*)
            AIM GLOBAL GROWTH FUND                        AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL GROWTH & INCOME FUND               AIM VALUE FUND
            AIM GLOBAL HEALTH CARE FUND                   AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND                        AIM WORLDWIDE GROWTH FUND
            AIM GLOBAL INFRASTRUCTURE FUND

(*) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND and AIM Cash
    Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable IRS penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25 per fund investment), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM


                                                                       MCF-11/98

Funds account. Notwithstanding the foregoing, the minimum initial investment applicable to AIM SMALL CAP OPPORTUNITIES FUND is $10,000.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus, as well as Advisor Class shares of certain AIM Funds, are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. Notwithstanding the foregoing, the minimum subsequent purchases of shares of AIM SMALL CAP OPPORTUNITIES FUND is $1,000. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for details.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM STRATEGIC INCOME FUND,AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares (the "Class C shares") of the Multiple Class Funds which offer such classes are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. Class B shares of AIM DOLLAR FUND, however, may be acquired only by an exchange of shares of another AIM Fund. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled


                                                                       MCF-11/98
to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value."

  The following Multiple Class Funds sometimes are referred to herein as the "AIM/GT Funds": AIM BASIC VALUE FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM NEW PACIFIC GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM STRATEGIC INCOME FUND and AIM WORLDWIDE GROWTH FUND.

  The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
      SINGLE TRANSACTION(1)                          PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  25,000                    5.50%          5.82%        4.75%
 $ 25,000 but less than $  50,000                    5.25           5.54         4.50
 $ 50,000 but less than $ 100,000                    4.75           4.99         4.00
 $100,000 but less than $ 250,000                    3.75           3.90         3.00
 $250,000 but less than $ 500,000                    3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

---------------

(1) AIM SMALL CAP OPPORTUNITIES FUND will not accept any single purchase in excess of $250,000.

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."


                                                                       MCF-11/98

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM STRATEGIC INCOME FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                    4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                    4.00           4.17         3.25
 $100,000 but less than $  250,000                    3.75           3.90         3.00
 $250,000 but less than $  500,000                    2.50           2.56         2.00
 $500,000 but less than $1,000,000                    2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%          1.01%        0.75%
 $100,000 but less than $  250,000                   0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


                                                                       MCF-11/98

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million of more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.


  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions on Class C shares are not paid on sales to investors exempt from the CDSC, including Class C shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.


                                                                       MCF-11/98

     CLASS A SHARES generally are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange
     Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and other distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on May 29, 1998 and which are continuously held by the shareholder, automatically convert to Class A shares of AIM GLOBAL TRENDS FUND seven years from the end of the calendar month in which the purchase of such Class B shares was made. If a shareholder exchanges Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on, and continuously held since, May 29, 1998 for Class B shares of any other AIM Fund, such Class B shares will be subject to the eight year conversion feature applicable to Class B shares of all other AIM Funds. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to


                                                                       MCF-11/98
bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of Class A shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), or Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gain distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the in-


                                                                       MCF-11/98
creased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase with the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  Any investor who purchased shares of the AIM/GT Funds pursuant to a LOI entered into prior to June 1, 1998 may continue to make such purchases under the terms of such LOI. See "How to Purchase and Redeem Shares" in the Statement of Additional Information.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and other distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase Class A shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM; or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholder Services Group, Inc.); (e) any investment company sponsored by


                                                                       MCF-11/98

CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) any employee or any member of the immediate family (including spouse, children, parents and parents of spouse) of any employee, of Triformis Inc.; (j) shareholders of the AIM/GT Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the AIM/GT Funds; and (k) certain former AMA Investment Advisers' shareholders who became shareholders of the AIM GLOBAL HEALTH CARE FUND in October 1989, and who have continuously held shares in the AIM/GT Funds since that time.

  In addition, shares of any AIM Fund (except AIM SMALL CAP OPPORTUNITIES FUND) may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined under the caption "Exchange Privilege") sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sales of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."


                                                                       MCF-11/98

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value, on a per fund basis, at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested to shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C shares of the Multiple Class Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan withdrawal is made on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to


                                                                       MCF-11/98
the terms and conditions described under the caption "Exchange
Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sale charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

  PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders with a minimum account balance of $5,000 to establish and maintain an allocation across a range of AIM Funds. The Program automatically rebalances holdings of AIM Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, AIM Funds ("Personal Portfolio") is to be rebalanced on a quarterly, semiannual, or annual basis.

  Rebalancing under the Program will be effected through the exchange of shares of one or more AIM Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other AIM Funds in the shareholder's Personal Portfolio. See "Exchange Privilege." If shares of the AIM Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of AIM Fund(s) that have appreciated most during the period being exchanged for shares of AIM Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

  The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular AIM Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing an AIM Fund's shares. The AIM Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on sixty (60) days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which AIM Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, LOI, and Automatic Investment Plan. Certain dealers/financial institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their dealers/financial institutions or AIM Distributors for more information.


                                                                       MCF-11/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL INCOME                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INFRASTRUCTURE               AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL RESOURCES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A
   AIM ADVISOR MULTIFLEX               AIM GLOBAL TELECOMMUNICATIONS         AIM MONEY MARKET FUND
     FUND -- CLASS A                   FUND -- CLASS A                           -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE             AIM GLOBAL TRENDS                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   FUND -- CLASS A                         AIM DOLLAR FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM GLOBAL UTILITIES
     FUND -- CLASS A                   FUND -- CLASS A
   AIM ASIAN GROWTH                    AIM HIGH INCOME MUNICIPAL
     FUND -- CLASS A                   FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM HIGH YIELD FUND -- CLASS A
   AIM BASIC VALUE                     AIM HIGH YIELD FUND II -- CLASS A
     FUND -- CLASS A                   AIM INCOME FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM INTERMEDIATE GOVERNMENT
   AIM CAPITAL DEVELOPMENT             FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM CHARTER FUND -- CLASS A         FUND -- CLASS A
   AIM CONSTELLATION                   AIM INTERNATIONAL GROWTH
     FUND -- CLASS A                   FUND -- CLASS A
   AIM DEVELOPING MARKETS              AIM JAPAN GROWTH FUND -- CLASS A
     FUND -- CLASS A                   AIM LATIN AMERICAN GROWTH
   AIM EMERGING MARKETS                FUND -- CLASS A
     FUND -- CLASS A                   AIM MID CAP EQUITY
   AIM EMERGING MARKETS DEBT           FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM EUROPE GROWTH                   FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM EUROPEAN DEVELOPMENT            FUND -- CLASS A
     FUND -- CLASS A                   AIM NEW PACIFIC GROWTH
   AIM GLOBAL AGGRESSIVE GROWTH        FUND -- CLASS A
     FUND -- CLASS A                   AIM SELECT GROWTH FUND -- CLASS A
   AIM GLOBAL CONSUMER PRODUCTS        AIM SMALL CAP GROWTH
     AND SERVICES FUND -- CLASS A      FUND -- CLASS A
   AIM GLOBAL FINANCIAL SERVICES       AIM SMALL CAP OPPORTUNITIES
     FUND -- CLASS A                   FUND -- CLASS A
   AIM GLOBAL GOVERNMENT INCOME        AIM STRATEGIC INCOME
     FUND -- CLASS A                   FUND -- CLASS A
   AIM GLOBAL GROWTH                   AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A                   OF CONNECTICUT -- CLASS A
   AIM GLOBAL GROWTH &                 AIM VALUE FUND -- CLASS A
     INCOME FUND -- CLASS A            AIM WEINGARTEN FUND -- CLASS A
   AIM GLOBAL HEALTH CARE              AIM WORLDWIDE GROWTH
     FUND -- CLASS A                   FUND -- CLASS A


                                                                       MCF-11/98

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND (and Class A shares of AIM DOLLAR FUND); (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND AND AIM DOLLAR FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGES ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A, Class B or Class C shares of AIM MONEY MARKET FUND. Class C shares of AIM SMALL CAP OPPORTUNITIES FUND are currently not available.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------                  ----------              -------          -------         -------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds.. Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load Funds.. Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other) except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.


                                                                       MCF-11/98

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer/financial institution who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.


                                                                       MCF-11/98

  MULTIPLE DISTRIBUTION SYSTEM. Class B Shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

    YEARS                                                    CONTINGENT DEFERRED
    SINCE                                                      SALES CHARGE AS
  PURCHASE                                                   % OF DOLLAR AMOUNT
    MADE                                                      SUBJECT TO CHARGE
  --------                                                   -------------------
First......................................................      5%
Second.....................................................      4%
Third......................................................      3%
Fourth.....................................................      3%
Fifth......................................................      2%
Sixth......................................................      1%
Seventh and Following......................................     None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and other distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class B shares that are acquired during a tender offer by AIM FLOATING RATE FUND pursuant to an exchange will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the shares of AIM FLOATING RATE FUND. For purposes of computing such early withdrawal charge, the holding period of Class B shares being redeemed will include the holding period of AIM FLOATING RATE FUND shares prior to exchange.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the account value, on a per fund basis, of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the last paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.


                                                                       MCF-11/98

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in-kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in the program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gains distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD, (i) shares of any Load Fund or AIM Cash Reserve shares of AIM MONEY MARKET FUND or Class A shares of AIM DOLLAR FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (l) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under
(a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds;" and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the account value, on a per fund basis, of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Shareholders who purchased $500,000 or more of Class A shares of the AIM/GT Funds prior to June 1, 1998 are entitled to certain waivers of the contingent deferred sales charge on those shares as described in the Statement of Additional Information under "How to Purchase and Redeem Shares."

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.


                                                                       MCF-11/98

  In addition to these requirements, shareholders who have invested in a fund to establish as IRA, should include the following information along with a written request for either partial or full liquidation of fund shares; (a) a statement as to whether or not the shareholder has attained age 59 1/2, and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in this account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM Cash Reserve shares of AIM MONEY MARKET FUND only). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented on the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.


                                                                       MCF-11/98

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the Securities and Exchange Commission (the "SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter the taxes due on any capital gains, except under the circumstances described below. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in shares of the same fund, or exchanged for shares of another AIM Fund, at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering the privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.


                                                                       MCF-11/98

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND) on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund. Securities listed primarily on foreign exchanges may trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of that fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund generally pays dividends and distributions as set forth below:

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BASIC VALUE FUND......................  declared and paid annually        annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM DEVELOPING MARKETS FUND...............  declared and paid annually        annually           annually
AIM DOLLAR FUND...........................  declared daily; paid monthly      annually           annually
AIM EMERGING MARKETS FUND.................  declared and paid annually        annually           annually
AIM EMERGING MARKETS DEBT FUND............  declared and paid monthly         annually           annually
AIM EUROPE GROWTH FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually


                                                                       MCF-11/98

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES
  FUND....................................  declared and paid annually        annually           annually
AIM GLOBAL FINANCIAL SERVICES FUND........  declared and paid annually        annually           annually
AIM GLOBAL GOVERNMENT INCOME FUND.........  declared and paid monthly         annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL GROWTH & INCOME FUND...........  declared and paid quarterly       annually           annually
AIM GLOBAL HEALTH CARE FUND...............  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL INFRASTRUCTURE FUND............  declared and paid annually        annually           annually
AIM GLOBAL RESOURCES FUND.................  declared and paid annually        annually           annually
AIM GLOBAL TELECOMMUNICATIONS FUND........  declared and paid annually        annually           annually
AIM GLOBAL TRENDS FUND....................  declared and paid annually        annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND II....................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM INTERNATIONAL GROWTH FUND.............  declared and paid annually        annually           annually
AIM JAPAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM LATIN AMERICAN GROWTH FUND............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MID CAP EQUITY FUND...................  declared and paid annually        annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM NEW PACIFIC GROWTH FUND...............  declared and paid annually        annually           annually
AIM SELECT GROWTH FUND....................  declared and paid annually        annually           annually
AIM SMALL CAP GROWTH FUND.................  declared and paid annually        annually           annually
AIM SMALL CAP OPPORTUNITIES FUND..........  declared and paid annually        annually           annually
AIM STRATEGIC INCOME FUND.................  declared and paid monthly         annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually
AIM WORLDWIDE GROWTH FUND.................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each AIM Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares, (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to


                                                                       MCF-11/98
obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares of an AIM Fund are expected to be lower than dividends for Class A shares of that fund or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income tax on net investment income, net capital gains and net gains from foreign currency transactions, if any, that are distributed to its shareholders. Each fund, for all federal tax purposes (including determining taxable income, distribution requirements and other requirements of Subchapter M), is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses, and each fund must individually comply with all of the provisions of the Code that are applicable to its operations.

  TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute to its shareholders substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, it is not expected that any such fund will be required to pay any federal income tax on amounts that it has distributed. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid imposition of the Excise Tax. Nevertheless, shareholders normally are subject to federal income tax, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional fund shares, except for "exempt-interest dividends" paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds"), which are exempt from federal income tax. With respect to tax-exempt shareholders, dividends and distributions from the AIM Funds are not subject to federal income taxation to the extent permitted under the applicable tax exemption.


  Dividends from an AIM Fund's net investment income, net short-term capital gain and net gains from certain foreign currency transactions are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains (taxable at a maximum rate of 20%), regardless of the length of time the shareholder held his shares. Recent legislation provides that a maximum tax rate of 20% (10% for taxpayers in the 15% marginal tax bracket) will apply to gain recognized after December 31, 1997 on capital assets held for more than one year.



  Dividends paid by a fund (but not other distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL TRENDS FUND, AIM HIGH YIELD FUND, AIM HIGH YIELD FUND II, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM STRATEGIC INCOME FUND or any of the Tax-Exempt Funds will qualify for this dividends received deduction.



  Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all dividends and distributions paid during the year. Certain dividends and distributions declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to them during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such fund.


  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.


                                                                       MCF-11/98

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON TAXABLE DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, INDIVIDUALS AND CERTAIN OTHER NON-CORPORATE SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DIVIDENDS AND DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE INVESTING.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may affect the amount of social security and railroad retirement benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of a shareholder, and may have other collateral federal income tax consequences. In addition, the Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for certain shareholders; each Tax-Exempt Fund may invest up to 20% of its net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders that are taxable, but will endeavor to avoid investments that would result in taxable dividends. The percentage of dividends that constitutes exempt-interest dividends, and the percentage thereof (if any) that constitutes items of tax preference, will be determined annually. These percentages may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional fund shares. Distributions of net capital gain will be taxable as long-term capital gains, whether received in cash or additional fund shares and regardless of the length of time a shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM BASIC VALUE FUND, AIM DOLLAR FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HIGH INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM STRATEGIC INCOME FUND -- SPECIAL TAX INFORMATION. Certain states exempt from income taxes dividends paid by mutual funds attributable to interest on U.S. Treasury and certain other U.S. government obligations. Investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EUROPE GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL UTILITIES FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM NEW PACIFIC GROWTH FUND, AIM WORLDWIDE GROWTH
FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to its shareholders credits for foreign taxes paid. If a fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders and should note that if, for any fund, such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends for that year.


                                                                       MCF-11/98

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the AIM Funds provide the AIM Funds and their shareholders.


  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.


  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                                                                       MCF-11/98

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   Give Social Security                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary
      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application
      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors
      Legal Guardian          Ward, Minor or
                              Incompetent
      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.


                                                                       MCF-11/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").


                                                                       MCF-11/98

[AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
The Bank of New York
90 Washington Street, 11th Floor
New York, NY 10286

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246, or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

LTD PRO-1

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION








                         AIM INVESTMENT SECURITIES FUNDS

                                   ----------


                             AIM HIGH YIELD FUND II

                                       AND

            CLASS A SHARES OF THE AIM LIMITED MATURITY TREASURY FUND


                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919




                                   ----------


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE
             ABOVE-NAMED FUNDS, COPIES OF WHICH MAY BE OBTAINED FREE
                 OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                    A I M DISTRIBUTORS, INC., P.O. BOX 4739,
                           HOUSTON, TEXAS 77210- 4739
                          OR BY CALLING (800) 347-4246.


                                   ----------


          STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 18, 1998 RELATING TO PROSPECTUS OF AIM HIGH YIELD FUND II DATED: OCTOBER 1, 1998
   AND PROSPECTUS OF CLASS A SHARES OF THE AIM LIMITED MATURITY TREASURY FUND
                            DATED: NOVEMBER 18, 1998

                                TABLE OF CONTENTS


                                                                                                                                Page
                                                                                                                                ----
INTRODUCTION.......................................................................................................................1

GENERAL INFORMATION ABOUT THE TRUST................................................................................................1
         The Trust and its Shares..................................................................................................1

PERFORMANCE INFORMATION............................................................................................................2
         Yield Calculations........................................................................................................2
         Total Return Calculations.................................................................................................2
         Historical Portfolio Results..............................................................................................3

PORTFOLIO TRANSACTIONS.............................................................................................................4
         General Brokerage Policy..................................................................................................4
         Allocation of Portfolio Transactions......................................................................................5
         Section 28(e) Standards...................................................................................................5
         Portfolio Turnover........................................................................................................6

INVESTMENT OBJECTIVES AND POLICIES.................................................................................................6
         High Yield and Limited Maturity...........................................................................................6
         High Yield................................................................................................................7

INVESTMENT RESTRICTIONS...........................................................................................................12
         Additional Investment Restrictions of the Funds..........................................................................14
         Investing for Control....................................................................................................14

MANAGEMENT........................................................................................................................15
         Trustees and Officers....................................................................................................15
         Remuneration of Trustees.................................................................................................18
         AIM Funds Retirement Plan for Eligible Directors/Trustees................................................................20
         Deferred Compensation Agreements.........................................................................................20
         Investment Advisory and Other Services...................................................................................21
         Distribution Plans.......................................................................................................23

THE DISTRIBUTION AGREEMENTS.......................................................................................................25

HOW TO PURCHASE AND REDEEM SHARES.................................................................................................26

NET ASSET VALUE DETERMINATION.....................................................................................................27

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..........................................................................................28
         Reinvestment of Dividends and Distributions..............................................................................28
         Tax Matters..............................................................................................................28
         Qualification as a Regulated Investment Company..........................................................................28
         Excise Tax on Regulated Investment Companies.............................................................................30
         Fund Distributions.......................................................................................................30
         Sale or Redemption of Fund Shares........................................................................................31
         Foreign Shareholders.....................................................................................................31
         Effect of Future Legislation; Local Tax Considerations...................................................................32

DESCRIPTION OF FUND SHARES........................................................................................................32


MISCELLANEOUS INFORMATION.........................................................................................................32
         Audit Reports............................................................................................................32
         Legal Matters............................................................................................................33
         Custodian and Transfer Agent.............................................................................................33
         Principal Holders of Securities..........................................................................................33

FINANCIAL STATEMENTS..............................................................................................................FS

                                  INTRODUCTION


         AIM Investment Securities Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus, dated November 18, 1998, which relates to the Class A shares of AIM Limited Maturity Treasury Fund and in another Prospectus (collectively, the "Prospectuses" and each separately a "Prospectus") dated October 1, 1998, which relates to Class A, Class B and Class C shares of AIM High Yield Fund II (collectively, the "Funds", and each separately a "Fund"). Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive and should read the Prospectus before they invest in any Fund.



         This Statement of Additional Information is intended to furnish investors with additional information concerning the Funds. Some of the information set forth in this Statement of Additional Information is also included in the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.



                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES


         The Trust was previously incorporated as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, AIM Limited Maturity Treasury Fund ("Limited Maturity") was reorganized on October 15, 1993, as a portfolio of AIM Investment Securities Funds, a Delaware business trust. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust dated November 5, 1998, (the "Trust Agreement") is on file with the SEC. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         On October 15, 1993, Limited Maturity succeeded to the assets and assumed the liabilities of a series with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Trust and STIC. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to Limited Maturity (or a class thereof) is that of the Predecessor Fund (or corresponding class thereof). The AIM High Yield II Fund portfolio ("High Yield") was created as of June 9, 1998. Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectuses under the captions "Organization of the Trust" and "How to Redeem Shares."


         The assets received by the Trust for the issuance or sale of shares of each Fund, and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that Fund. They constitute the underlying assets of a Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to the Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of beneficial interest of a Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Trust offers two separate Funds with differing Class structures: Class A shares and the Institutional Class of Limited Maturity and Class A, Class B and Class C shares of High Yield. As further described in the Prospectuses, each class is subject to differing sales charges (if applicable) and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class of the respective Funds are entitled to share pro rata in the net assets belonging to each Fund available for distribution.


         Under Delaware law, the shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private, for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss is limited to circumstances in which the Fund would be unable to meet its obligations and wherein the complaining party was not held to be bound by the disclaimer.



                             PERFORMANCE INFORMATION

YIELD CALCULATIONS

         Yields for each Fund used in advertising are computed as follows: (a) divide a Fund's income for a given 30 day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period;
(b) divide the figure arrived at in step (a) by the Fund's offering price (including the maximum sales charge) at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.


         Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions that Fund paid over the same period or the rate of income reported in that Fund's financial statements.



         Each Fund may also quote its distribution rate, which expresses the historical amount of income a Fund paid as dividends to its shareholders as a percentage of the Fund's offering price. The distribution rate for the Class A shares of Limited Maturity for the thirty day period ended July 31, 1998, was 4.99%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1998, as applicable, by the maximum offering price of the Class A shares of Limited Maturity at the end of the period and annualizing the result. High Yield had not commenced operations as of July 31, 1998.



TOTAL RETURN CALCULATIONS



         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any changes in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of a Fund.

         In addition to average annual total return, a Fund may quote unaveraged or cumulative total return reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking any applicable maximum sales charge or maximum contingent deferred sales charge into account. If quoted without the sales charge or contingent deferred sales charge, the performance quotation will be noted by an asterisk or other conspicuous footnote disclosing this fact. Excluding a Fund's sales charge or contingent deferred sales charge from a total return calculation produces a higher total return figure.

HISTORICAL PORTFOLIO RESULTS

         A Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. A Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

         A Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts. In addition, a Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. An investor should be aware that an investment in a Fund is subject to risks not present in ownership of a certificate of deposit, due to possible greater risk of loss of capital.

         From time to time, a Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         From time to time sales literature and/or advertisements may disclose
(i) top holdings included in a Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.


         The following chart shows the total returns for the Class A shares of Limited Maturity for the one and five year periods ended July 31, 1998, and the period beginning December 15, 1987 (date operations commenced) through July 31, 1998.



                                                        AVERAGE
                                                     ANNUAL RETURN            CUMULATIVE RETURN
                                                     -------------            -----------------

               One year ended 07/31/98                     5.42%                      5.42%
               Five year ended 07/31/98                    4.73%                     26.02%
               12/15/87 through 07/31/98                   6.52%                     83.70%

         The 30-day yield for the Class A shares as of July 31, 1998, was 5.04%



         High Yield had not commenced operations as of July 31, 1998.




         During the one-year period ended July 31, 1998, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,055. During the five-year period ended July 31, 1998, a hypothetical $1,000 investment in the Class A shares of Limited Maturity at the beginning of such period would have been worth $1,200. For the period from December 15, 1987 (date operations commenced) through July 31, 1998, a hypothetical $1,000 investment in the Class A shares of Limited Maturity would have been worth $1,837. Each of these figures assume the maximum sales charge was paid and all distributions were reinvested.


                             PORTFOLIO TRANSACTIONS

GENERAL BROKERAGE POLICY

         A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since most purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         In the event a Fund purchases securities traded in the over-the-counter market, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain persons affiliated with the Trust are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         Limited Maturity paid no brokerage commissions to brokers affiliated with that Fund during the past three fiscal years of the Fund.

PORTFOLIO TURNOVER

         High portfolio turnover involves corresponding greater transaction costs which are borne directly by a Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.


         Changes in the portfolio holdings of a Fund are made without regard to whether a sale would result in a profit or loss. The turnover rates of Limited Maturity for the fiscal years ended July 31, 1998, 1997 and 1996, were 133%, 130% and 117%, respectively.



                       INVESTMENT OBJECTIVES AND POLICIES

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectuses under the headings "Investment Programs" and should be read only in conjunction with the Prospectuses. There can be no assurance that a Fund will achieve its investment objective. The values of the securities in which a Fund invests fluctuate based upon interest rates and market factors.

HIGH YIELD AND LIMITED MATURITY

         REPURCHASE AGREEMENTS. A repurchase agreement involves the purchase by a Fund of an investment contract from a financial institution, such as a domestic bank or primary dealers in U.S. Government securities or U.S. Treasury obligations. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by a Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by a Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligations, a Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. A Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by a Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, a Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven (7) calendar days from the date of acquisition by a Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven (7) days of the date of acquisition.

         Limited Maturity's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

HIGH YIELD

         DELAYED DELIVERY AGREEMENTS. Delayed delivery agreements involve commitments by the Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund. To assure that the Fund will be as fully invested as possible in instruments meeting the Fund's investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of the Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material.

         WHEN-ISSUED SECURITIES. Many new issues of securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of the Fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If the Fund purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by segregating liquid assets in the same fashion as required for a delayed delivery agreement. Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

         FOREIGN EXCHANGE TRANSACTIONS. Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e., cash) basis at the spot rate prevailing in foreign exchange markets, and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while they hold foreign currencies.

         RULE 144A SECURITIES. The Fund may purchase securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         REVERSE REPURCHASE AGREEMENTS. Reverse Repurchase Agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

         LENDING PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) to the extent of one-third of its total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Fund's investment in the loaned securities. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

         COVERED CALL OPTIONS. The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When a Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written.

         SHORT SALES. The Fund may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

         Since the Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         FUTURES CONTRACTS. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when the Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         A description of the various types of futures contracts which may be utilized by the Fund is as follows:

         Interest Rate Futures Contracts - An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

         Stock Index Futures Contracts - A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500

Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index and the Value Line Stock Index.

         Foreign Currency Futures Contracts - Futures contracts may also be used to hedge the risk of changes in the exchange rates of foreign currencies.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         The Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

         RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, the Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Fund is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Fund intends to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to segregate additional liquid assets for payment of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the Fund to suffer losses which it would not otherwise sustain.


                             INVESTMENT RESTRICTIONS

         The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses. The percentage limitations set forth in such restrictions are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Funds may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of a Fund's assets occurring subsequent to the time of purchase.


         As a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of Limited Maturity, such Fund will not:


                  (1) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33-1/3% of the value of its total assets at the time of such borrowing;

                  (2) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

                  (3) invest in real estate;

                  (4) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

                  (5) purchase oil, gas or mineral interests;

                  (6) invest in any obligation not payable as to principal and interest in United States currency; or

                  (7) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).

         The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of Limited Maturity are eligible for investment by a federal credit union. In order to ensure that shares of Limited Maturity meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

                  (1) The Fund will enter into repurchase agreements only with:
         (i) banks insured by the Federal Deposit Insurance Corporation (FDIC);
         (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase;

                  (2) the Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period;

                  (3) the Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions; or

                  (4) the Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.


         As a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of High Yield, such Fund may not:


                  (1) borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, reverse repurchase agreements, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding;

                  (2) make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration;

                  (3) purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts;

                  (4) act as a securities underwriter;

                  (5) purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon;

                  (6) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief;

                  (7) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are not included within this restriction;

                  (8) make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets, and except that the Fund may enter into repurchase agreements;

                  (9) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon; or

                  (10) invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund, and may sell covered call options.

ADDITIONAL INVESTMENT RESTRICTIONS OF THE FUNDS

         The Funds' investment programs are also subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

INVESTING FOR CONTROL

         The Funds will not invest in companies for purposes of exercising control or management.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



==========================================================================================================
                                              Positions Held      PRINCIPAL OCCUPATION DURING AT LEAST THE
                                              --------------      ----------------------------------------
         NAME, ADDRESS AND AGE                with Registrant     PAST 5 YEARS
         ---------------------                ---------------     ------------
----------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (79)                         Trustee and        Chairman of the Board of Directors,
                                                 Chairman         A I M Management Group Inc.,
                                                                  A I M Advisors, Inc., A I M Capital
                                                                  Management, Inc., A I M Distributors, Inc.,
                                                                  A I M Fund Services, Inc. and Fund
                                                                  Management Company; and Vice Chairman
                                                                  and Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (54)                           Trustee          Director, ACE Limited (insurance company).
906 Frome Lane                                                    Formerly, Director, President and Chief
McLean, VA 22102                                                  Executive Officer, COMSAT Corporation; and
                                                                  Chairman, Board of Governors of INTELSAT
                                                                  (international communications company).
----------------------------------------------------------------------------------------------------------
OWEN DALY II (74)                                Trustee          Director, Cortland Trust Inc. (investment
Six Blythewood Road                                               company). Formerly, Director, CF & I Steel
Baltimore, MD  21210                                              Corp., Monumental Life Insurance Company
                                                                  and Monumental General Insurance
                                                                  Company; and Chairman of the Board of
                                                                  Equitable Bancorporation.
----------------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR. (63)                         Trustee          Chairman of the Board of Directors,
2 Hopkins Plaza, 20th Floor                                       Mercantile Mortgage Corp.  Formerly, Vice
Baltimore, MD   21201                                             Chairman of the Board of Directors and
                                                                  President, Mercantile-Safe Deposit & Trust
                                                                  Co.; and President, Mercantile Bankshares.
----------------------------------------------------------------------------------------------------------
JACK M. FIELDS (46)                              Trustee          Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                                         (foreign trading company) and Twenty First
Jetero Plaza, Suite E                                             Century Group, Inc. (a governmental affairs
Humble, TX 77338                                                  company).  Formerly, Member of the U.S.
                                                                  House of Representatives.
----------------------------------------------------------------------------------------------------------


--------

         * A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

==========================================================================================================
                                              Positions Held      PRINCIPAL OCCUPATION DURING AT LEAST THE
                                              --------------      ----------------------------------------
         NAME, ADDRESS AND AGE                with Registrant     PAST 5 YEARS
         ---------------------                ---------------     ------------
----------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (61)                           Trustee          Partner, Kramer, Levin, Naftalis & Frankel
   919 Third Avenue                                               (law firm).  Formerly, Partner, Reid & Priest
   New York, NY  10022                                            (law firm).
----------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM  (51)                        Trustee and        Director, President and Chief Executive
                                                President         Officer, A I M Management Group Inc.;
                                                                  Director and President, A I M Advisors,
                                                                  Inc.; Director and Senior Vice President,
                                                                  A I M Capital Management, Inc., A I M
                                                                  Distributors, Inc., A I M Fund Services,
                                                                  Inc., and Fund Management Company; and
                                                                  Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (48)                          Trustee          Chief Executive Officer, YWCA of the U.S.A.;
350 Fifth Avenue, Suite 301                                       Commissioner, New York City Department for
New York, NY 10118                                                the Aging; and Member of the Board of
                                                                  Directors, Metropolitan Transportation
                                                                  Authority of New York State.
----------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK  (56)                           Trustee          Attorney in private practice in Houston,
6363 Woodway, Suite 825                                           Texas.
Houston, TX  77057
----------------------------------------------------------------------------------------------------------
IAN W. ROBINSON (75)                             Trustee          Formerly, Executive Vice President and Chief
183 River Drive                                                   Financial Officer, Bell Atlantic Management
Tequesta, FL  33469                                               Services, Inc. (provider of centralized
                                                                  management services to telephone companies);
                                                                  Executive Vice President, Bell Atlantic
                                                                  Corporation (parent of seven telephone
                                                                  companies); and Vice President and
                                                                  Chief Financial Officer, Bell Telephone
                                                                  Company of Pennsylvania and Diamond
                                                                  State Telephone Company.
----------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (59)                              Trustee          Executive Vice President, Development and
Transco Tower, 50th Floor                                         Operations, Hines Interests Limited
2800 Post Oak Blvd.                                               Partnership (real estate development).
Houston, TX  77056
----------------------------------------------------------------------------------------------------------


--------
         ** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.
         * A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

==========================================================================================================
                                              Positions Held      PRINCIPAL OCCUPATION DURING AT LEAST THE
                                              --------------      ----------------------------------------
         NAME, ADDRESS AND AGE                with Registrant     PAST 5 YEARS
         ---------------------                ---------------     ------------
----------------------------------------------------------------------------------------------------------
***JOHN J. ARTHUR  (54)                        Senior Vice        Director, Senior Vice President and
                                              President and       Treasurer, A I M Advisors, Inc.; and Vice
                                                Treasurer         President and Treasurer, A I M Management
                                                                  Group Inc., A I M Capital Management, Inc.,
                                                                  A I M Distributors, Inc., A I M Fund Services,
                                                                  Inc. and Fund Management Company.
----------------------------------------------------------------------------------------------------------
GARY T. CRUM  (51)                             Senior Vice        Director and President, A I M Capital
                                                President         Management, Inc.; Director and Senior Vice
                                                                  President, A I M Management Group Inc. and
                                                                  A I M Advisors, Inc.; and Director,
                                                                  A I M Distributors, Inc. and  AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------

***CAROL F. RELIHAN  (44)                      Senior Vice        Director, Senior Vice President, General
                                              President and       Counsel and Secretary, A I M Advisors, Inc.;
                                                Secretary         Vice President, General Counsel and
                                                                  Secretary, A I M Management Group Inc.;
                                                                  Director, Vice President and General
                                                                  Counsel, Fund Management Company;
                                                                  General Counsel and Vice President,
                                                                  A I M Fund Services, Inc.; and Vice President,
                                                                   A I M Capital Management, Inc. and
                                                                  A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------
DANA R. SUTTON  (39)                        Vice President and    Vice President and Fund Controller,
                                           Assistant Treasurer    A I M Advisors, Inc.; and Assistant Vice
                                                                  President and Assistant Treasurer, Fund
                                                                  Management Company.
----------------------------------------------------------------------------------------------------------
MELVILLE B. COX  (55)                         Vice President      Vice President and Chief Compliance Officer,
                                                                  A I M Advisors, Inc., A I M Capital
                                                                  Management, Inc., A I M Distributors, Inc.,
                                                                  A I M Fund Services, Inc. and Fund
                                                                  Management Company.
----------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (38)                        Vice President      Senior Vice President, A I M Capital
                                                                  Management, Inc. and Vice President,
                                                                  A I M Advisors, Inc.
==========================================================================================================


--------
         ***      Mr. Arthur and Ms. Relihan are married to each other.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman), and Sklar. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar (Chairman). The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         All of the trustees of the Trust also serve as directors or trustees of some or all of the other AIM Funds. Certain of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

REMUNERATION OF TRUSTEES

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of the other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:



===========================================================================================================
                                                                  RETIREMENT
                                          AGGREGATE                BENEFITS                  TOTAL
                                         COMPENSATION               ACCRUED               COMPENSATION
                                           FROM THE                 BY ALL                  FROM ALL
             DIRECTOR                      FUNDS(1)              AIM FUNDS(2)             AIM FUNDS(3)
-----------------------------------------------------------------------------------------------------------
Charles T. Bauer                                $        0             $          0             $         0
-----------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                    1,172                   67,774                  84,000
-----------------------------------------------------------------------------------------------------------
Owen Daly II                                         1,172                  103,542                  84,000
-----------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.(4)                                 437                        0                       0
-----------------------------------------------------------------------------------------------------------
Jack M. Fields                                       1,164                        0                       0
-----------------------------------------------------------------------------------------------------------
Carl Frischling(5)                                   1,172                   96,520                  68,000
-----------------------------------------------------------------------------------------------------------
Robert H. Graham                                         0                        0                       0
-----------------------------------------------------------------------------------------------------------
John F. Kroeger(6)                                   1,119                   94,132                  66,000
-----------------------------------------------------------------------------------------------------------
Prema Mathai-Davis(4)                                    0                        0                       0
-----------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                     1,172                   55,777                  67,000
-----------------------------------------------------------------------------------------------------------
Ian W. Robinson                                      1,153                   85,912                  68,000
-----------------------------------------------------------------------------------------------------------
Louis S. Sklar                                       1,165                   84,370                  66,500
===========================================================================================================


----------

(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended July 31, 1998, including interest earned thereon, was $6,426.



(2) During the fiscal year ended July 31, 1998, the total estimated amount of expenses allocated to Limited Maturity in respect of such retirement benefits was $2,778. Data reflects compensation for the calendar year ended December 31, 1997.



(3) Each Trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM as of December 31, 1997 (comprised of over 50 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1997.



(4) Mr. Dunn and Ms. Mathai-Davis did not serve as Trustees during the calendar year ended December 31, 1997.



(5) The Trust paid the law firm of Kramer, Levin, Naftalis & Frankel $4,177 in legal fees for services provided to Limited Maturity during the fiscal year ended July 31, 1998. Mr. Frischling, a trustee of the Trust, is a partner at such firm.



(6) Mr. Kroeger resigned as a Trustee of the Trust on June 11, 1998, and on that date became a consultant to the Trust.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.


         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Mdm. Mathai-Davis are 11, 11, 0, 1, 21, 20, 6, 11, 8 and 0 years, respectively.



                       ESTIMATED BENEFITS UPON RETIREMENT


    =============================================================
     Number of             Annual Retainer Paid By All AIM Funds
      Years of
    Service With                           $80,000
    the AIM Funds
    =============================================================
         10                                $60,000
    -------------------------------------------------------------
          9                                $54,000
    -------------------------------------------------------------
          8                                $48,000
    -------------------------------------------------------------
          7                                $42,000
    -------------------------------------------------------------
          6                                $36,000
    -------------------------------------------------------------
          5                                $30,000
    =============================================================



DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Funds and of each other AIM Fund from which they are deferring compensation.

INVESTMENT ADVISORY AND OTHER SERVICES


         The Trust, on behalf of the Funds, has entered into a Master Investment Advisory Agreement (the "Advisory Agreement") and a Master Administrative Services Agreement (the "Administrative Services Agreement") with AIM. See "Management" in the Prospectus.



         AIM was organized in 1976, and together with its subsidiaries advises or manages over 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046- 1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YK, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the Unites States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.



         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.


         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of that Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to trustees and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.


         The Advisory Agreement will continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of each Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. A Fund or AIM may terminate the Advisory Agreement with respect to that Fund on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its assignment.


         Under the Advisory Agreement, AIM is entitled to receive from Limited Maturity a fee calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                      Net Assets                                  Annual Rate
                      ----------                                  -----------
                  First $500 million                                 0.20%
                  Amount over $500 million                          0.175%

Under the Advisory Agreement, AIM is entitled to receive from High Yield a fee calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                      Net Assets                                  Annual Rate
                      ----------                                  -----------

                  First $500 million                                 0.625%
                  Next $500 million                                   0.55%
                  Amount over $1 billion                              0.50%


         For the fiscal years ended July 31, 1998, 1997 and 1996, AIM received advisory fees from Limited Maturity of $855,900, $837,760 and $933,207, respectively.


         In order to increase the return to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. AIM has agreed to voluntarily waive a portion of its advisory fees payable by High Yield in an amount sufficient to limit the total annual operating expenses of the Class A shares to 1.00% of average daily net assets, and of Class B and Class C shares to 1.75% of average daily net assets until such time as High Yield's total assets equal or exceed $100 million. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors.


         The Administrative Services Agreement for the Funds provides that AIM may provide or arrange for the performance of certain accounting, shareholder servicing and other administrative services to the Funds which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by AIM and the Board of Trustees. The Administrative Services Agreement provides that such agreement will continue in effect from year to year if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for such purpose.



         For the fiscal years ended July 31, 1998, 1997 and 1996, Limited Maturity reimbursed AIM for certain accounting, shareholder servicing and administrative services in the amounts of $59,396, $66,785 and $60,857, respectively.



         In addition, the Transfer Agency and Service Agreement, which became effective November 1, 1994, provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by a Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and other accounts.

DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of Limited Maturity and High Yield, and the Class C shares of High Yield (the "Class A and C Plan"). Such plan provides that the Class A shares of Limited Maturity and High Yield pay 0.15% and 0.25%, respectively, per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the Class A shares. Under the Class A and C Plan, Class C shares of High Yield pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. Of such amount payable with respect to Class C shares, High Yield pays a service fee of 0.25% of the average daily net assets attributable to Class C shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.


         THE CLASS B PLAN. The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of High Yield (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, High Yield pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to its customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell from time to time its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.


         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.


         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rates of 0.15% of the average daily net asset value of Limited Maturity's Class A shares, and 0.25% of the average daily net asset value of High Yield's shares, purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.


         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. (the "NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.


         For the fiscal year ended July 31, 1998, AIM Distributors received fees under the Class A and C Plan in the amount of $567,049, which constituted 0.15% of the average daily net assets of the Class A shares of Limited Maturity. An estimate by category of actual fees paid by the Class A shares of Limited Maturity during the fiscal year ended July 31, 1998, were allocated as follows:



Advertising                                                          $ 14,787
Printing and mailing prospectuses, semi-annual reports                    986
   and annual reports (other than to current shareholders)
Seminars                                                                2,957
Compensation to Underwriters to partially offset other                      0
   marketing expenses
Compensation to Sales Personnel                                             0
Compensation to Dealers including finder's fees                       548,319


         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each affected class of the Funds and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1999 and thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

         The Plans may be terminated by the vote of a majority of the Independent Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.


         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares of High Yield under the Class A and C Plan, the Class B shares of High Yield will no longer convert into Class A shares of High Yield unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of High Yield which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of High Yield will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.



         The principal differences between the Class A and C Plan and the Class B Plan are: The Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.15% and 0.25% of the average daily net assets of Limited Maturity's or High Yield's respective Class A shares, as compared to 1.00% of such assets of High Yield's Class B and Class C shares;
(ii) the Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.



                           THE DISTRIBUTION AGREEMENTS


         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in each Prospectus under the caption "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." The Trust has entered into a Master Distribution Agreement with AIM Distributors relating to the Class A shares of Limited Maturity and the Class A and Class C shares of High Yield and a separate Master Distribution Agreement with AIM Distributors relating to the Class B shares of High Yield. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."


         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it requires a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will pay quarterly to dealers and institutions 1.00% of the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based sales charges and service fees to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of the Fund's and its Class B shareholders to pay contingent deferred sales charges.


         For the fiscal years ended July 31, 1998, 1997 and 1996, the total sales charges paid in connection with the sale of the Class A shares of Limited Maturity were $219,035 , $340,764 and $540,727, respectively, of which AIM Distributors retained $56,989, $105,675 and $193,686, respectively.



                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner in which shares of the Funds may be purchased appears in the Prospectuses under the caption "How to Purchase Shares", "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

         The sales charge normally deducted on purchases of the Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., due to the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth in the Prospectuses under the caption "Terms and Conditions of Purchase of the AIM Funds."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectuses under the caption "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "How to Redeem Shares." In addition to the Funds' obligations to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 949-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.


         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Funds not reasonably practicable.


         The Trust agrees to redeem shares of the Funds, or any other future portfolios of the Trust, solely in cash up to the lesser of $250,000 or 1% of the Funds' net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Funds in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                          NET ASSET VALUE DETERMINATION

         In accordance with the current SEC rules and regulations, the net asset value of a share of each Fund is normally determined once daily as of the close of trading of the New York Stock Exchange (the "NYSE"), which is generally 4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. The net asset value per share is determined by subtracting the liabilities (e.g., accrued and dividends payable) of the Fund allocated to the class from the value of securities, cash and assets (including interest accrued but not collected) of the Fund allocated to the class; and dividing the result by the total number of shares outstanding of such class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each equity security held by High Yield is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of a Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


         In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, if a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

         Limited Maturity may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gains for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they are not expected to qualify for the 70% dividends received deduction for corporations.


         Each Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20% for non-corporate shareholders), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or any other fund in The AIM Family of Funds--Registered Trademark--). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

         Each Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES


         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in a Fund.


                           DESCRIPTION OF FUND SHARES

         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared with respect to shares of that Fund and, upon liquidation of the Fund, to participate in its proportionate share of the net assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.


                            MISCELLANEOUS INFORMATION

AUDIT REPORTS

         The Board of Trustees will issue to the shareholders at least semi-annually financial statements for each Fund. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of the Funds.

LEGAL MATTERS

         Legal matters for the Trust are passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of Limited Maturity. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of High Yield. The custodians attend to the collection of principal and income, pay and collect all monies for securities bought and sold by the respective Funds, and perform certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, is transfer and dividend disbursing agent for the Funds' shares. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodians and the Transfer Agent such compensation as may be agreed upon from time to time.

         Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

PRINCIPAL HOLDERS OF SECURITIES


         As of October 26, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of the Trust.


CLASS A SHARES:


         To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Limited Maturity, as of October 26, 1998 and the percent of outstanding shares owned by such shareholders are as follows:



                                                                              Percent
      Name and Address                                                       Owned of
      of Record Owner                                                         Record*
      ---------------                                                         -------
      Merrill Lynch Pierce Fenner & Smith                                      16.60%
      FBO The Sole Benefit of Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. East, 3rd Floor
      Jacksonville, FL 32246


INSTITUTIONAL CLASS:


      To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class of Limited Maturity, as of October 26, 1998 and the percent of outstanding shares owned by such shareholders are as follows:


--------
         * The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                             Percent
      Name and Address                                      Owned of
      of Record Owner                                        Record*
      ---------------                                        -------
      Frost National Bank                                    87.58%**
      Muir & Co.
      c/o Frost
      P. O. Box 2479
      San Antonio, TX 78298-2479

      Esor & Co.                                              6.03%
      Attn:  Trust Operations
      P. O. Box 19006
      Green Bay, WI 54307-9006



CLASS A SHARES:



      To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of AIM High Yield Fund II, as of October 26, 1998 and the percent of outstanding shares owned by such shareholders are as follows:



                                                                Percent
      Name and Address                                         Owned of
      of Record Owner                                           Record*
      ---------------                                           -------
      Jonathan C. Schoolar                                      35.69%**
      3722 Tartan Lane
      Houston, TX 77025

      Gary T. Crum                                              35.69%**
      11 Greenway Plaza
      Suite 100
      Houston, TX 77046

      AIM Advisors, Inc.                                        20.97%**
      Attn: David Hessel
      11 Greenway Plaza
      Suite 100
      Houston, TX 77046



      Since Class A and Class C shares of High Yield are not yet available for sale to the public, AIM, which provided the initial capitalization of High Yield, currently owns all of the Class B and Class C shares of the Fund. High Yield expects that the sale of Class B and Class C shares to the public will promptly reduce the percentage of such classes owned by AIM. However, at this time, AIM owns more than 25% of the Fund's outstanding shares, and therefore may be presumed to be in "control" of the Fund, as defined in the 1940 Act.



--------
         * The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
         ** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                              FINANCIAL STATEMENTS






                                       FS

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of the AIM Limited Maturity Treasury Fund (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eleven months ended July 31, 1994 and the year ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Limited Maturity Treasury Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eleven months ended July 31, 1994 and the year ended August 31, 1993, in conformity with generally accepted accounting principles.


/s/ KPMG PEAT MARWICK LLP

KPMG Peat Marwick LLP

September 4, 1998
Houston, Texas

SCHEDULE OF INVESTMENTS

JULY 31, 1998

                                                                                PRINCIPAL
                                                                                 AMOUNT             MARKET
                                                              MATURITY           (000S)             VALUE
U.S. TREASURY SECURITIES
U.S. TREASURY NOTES-99.00%
  5.875%                                                      08/31/99           $32,250         $ 32,384,160
-------------------------------------------------------------------------------------------------------------
  5.75%                                                       09/30/99            32,045           32,143,378
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      10/31/99            32,275           32,324,058
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      11/30/99            33,400           33,456,446
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      12/31/99            33,000           33,059,400
-------------------------------------------------------------------------------------------------------------
  5.375%                                                      01/31/00            33,075           33,022,742
-------------------------------------------------------------------------------------------------------------
  5.50%                                                       02/29/00            33,000           33,006,930
-------------------------------------------------------------------------------------------------------------
  5.50%                                                       03/31/00            32,000           32,008,320
-------------------------------------------------------------------------------------------------------------
  5.625%                                                      04/30/00            32,300           32,367,184
-------------------------------------------------------------------------------------------------------------
  5.50%                                                       05/31/00            32,500           32,501,300
-------------------------------------------------------------------------------------------------------------
  5.375%                                                      06/30/00            32,840           32,783,515
-------------------------------------------------------------------------------------------------------------
  5.375%                                                      07/31/00            33,000           32,936,930
-------------------------------------------------------------------------------------------------------------
    Total U.S. Treasury Securities (Cost $391,293,845)                                            391,994,363
-------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS-99.00%                                                                      391,994,363
-------------------------------------------------------------------------------------------------------------
    OTHER ASSETS LESS LIABILITIES-1.00%                                                             3,970,184
-------------------------------------------------------------------------------------------------------------
    NET ASSETS-100.00%                                                                           $395,964,547
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998

ASSETS:
Investments, at market value (cost
  $391,293,845)                           $  391,994,363
--------------------------------------------------------
Cash                                              58,653
--------------------------------------------------------
Receivables for:
  Fund shares sold                             1,240,495
--------------------------------------------------------
  Interest                                     4,627,571
--------------------------------------------------------
Investment in deferred compensation plan          24,994
--------------------------------------------------------
Other assets                                      73,132
--------------------------------------------------------
    Total assets                             398,019,208
--------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                       1,023,583
--------------------------------------------------------
  Dividends                                      599,786
--------------------------------------------------------
  Deferred compensation                           24,994
--------------------------------------------------------
Accrued administrative services fees               5,227
--------------------------------------------------------
Accrued advisory fees                             67,422
--------------------------------------------------------
Accrued distribution fees                         62,503
--------------------------------------------------------
Accrued transfer agent fees                       33,450
--------------------------------------------------------
Accrued operating expenses                       237,696
--------------------------------------------------------
    Total liabilities                          2,054,661
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  395,964,547
========================================================

NET ASSETS:
Class A                                   $  345,355,189
========================================================
Institutional Class                       $   50,609,358
========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                       34,300,002
========================================================
Institutional Class                            5,026,426
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        10.07
--------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.07
     divided by 99.00%)                   $        10.17
========================================================
Institutional Class:
  Net asset value and offering price per
    share                                 $        10.07
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:
Interest                                    $24,949,619
-------------------------------------------------------
EXPENSES:
Advisory fees                                   855,900
-------------------------------------------------------
Administrative services fees                     59,396
-------------------------------------------------------
Custodian fees                                   36,726
-------------------------------------------------------
Transfer agent fees-Class A                     307,594
-------------------------------------------------------
Transfer agent fees-Institutional Class          45,118
-------------------------------------------------------
Trustees' fees and expenses                      24,508
-------------------------------------------------------
Distribution fees-Class A (See Note 2)          567,049
-------------------------------------------------------
Other                                           298,763
-------------------------------------------------------
    Total expenses                            2,195,054
-------------------------------------------------------
Less: Expenses paid indirectly                   (4,054)
-------------------------------------------------------
    Net expenses                              2,191,000
-------------------------------------------------------
Net investment income                        22,758,619
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:
Net realized gain from investment
  securities                                  1,855,056
-------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   (1,793,413)
-------------------------------------------------------
      Net gain from investment securities        61,643
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $22,820,262
=======================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JULY 31, 1998 AND 1997

                                                                  1998             1997
                                                              ------------    --------------
OPERATIONS:
  Net investment income                                       $ 22,758,619    $   22,525,910
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities     1,855,056          (328,964)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (1,793,413)        4,775,213
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        22,820,262        26,972,159
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A                                                      (20,003,878)      (19,613,259)
--------------------------------------------------------------------------------------------
  Institutional Class                                           (2,754,741)       (2,912,651)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Class A                                                      (44,498,315)       27,226,897
--------------------------------------------------------------------------------------------
  Institutional Class                                            1,723,996       (95,511,728)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (42,712,676)      (63,838,582)
--------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          438,677,223       502,515,805
--------------------------------------------------------------------------------------------
  End of period                                               $395,964,547    $  438,677,223
============================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $400,652,004    $  443,515,589
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               88,842                --
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (5,476,817)       (7,332,297)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 700,518         2,493,931
--------------------------------------------------------------------------------------------
                                                              $395,964,547    $  438,677,223
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the AIM Limited Maturity Treasury Fund (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis. On
    July 31, 1998, undistributed net investment income was increased by $88,842, undistributed net realized gain (loss) decreased by $424 and paid-in-capital decreased by $89,266 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,440,638, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1998, the Fund reimbursed AIM $59,396 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Trustees of the Fund approved the appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended July 31, 1998, AFS was paid $136,066 with respect to Class A shares, and for the period December 29, 1997 through July 31, 1998, AFS was paid $26,979 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $18,419 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period August 1, 1997 through December 28, 1997.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1998, the Fund paid AIM Distributors $567,049 as compensation under the Plan.
  AIM Distributors received commissions of $56,989 during the year ended
July 31, 1998 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1998, the Fund paid legal fees of $4,177 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,054 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,054 during the year ended July 31, 1998.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1998 was $569,622,549 and $612,378,696, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $    692,739
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (17,945)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $    674,794
=========================================================
Cost of investments for tax purposes is $391,319,569.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               22,832,451   $ 229,871,705    22,795,689   $ 228,371,816
--------------------------------------------------------------------------------
  Institutional Class    1,450,340      14,604,304     2,663,678      26,662,958
--------------------------------------------------------------------------------
Issued as a
  reinvestment of
  dividends:
  Class A                1,671,295      16,825,885     1,600,608      16,029,270
--------------------------------------------------------------------------------
  Institutional Class        4,391          44,205        16,172         161,587
--------------------------------------------------------------------------------
Reacquired:
  Class A              (28,922,414)   (291,195,905)  (21,687,977)   (217,174,189)
--------------------------------------------------------------------------------
  Institutional Class   (1,281,958)    (12,924,513)  (12,215,116)   (122,336,273)
--------------------------------------------------------------------------------
                        (4,245,895)  $ (42,774,319)   (6,826,946)  $ (68,284,831)
================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during each of the years in the four-year period ended July 31, 1998, the eleven months ended July 31, 1994 and the year ended August 31, 1993.

                                                                                    JULY 31,
                                                              -----------------------------------------------------   AUGUST 31,
                                                                1998        1997       1996       1995       1994        1993
                                                              --------    --------   --------   --------   --------   ----------
Net asset value, beginning of period                          $  10.07    $   9.97   $  10.03   $   9.96   $  10.24    $  10.21
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
Income from investment operations:
  Net investment income                                           0.53        0.54       0.55       0.54       0.35        0.42
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     --        0.10      (0.06)      0.07      (0.20)       0.05
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
    Total from investment operations                              0.53        0.64       0.49       0.61       0.15        0.47
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
Less distributions:
  Dividends from net investment income                           (0.53)      (0.54)     (0.55)     (0.54)     (0.35)      (0.42)
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
  Distributions from net realized gains                             --          --         --         --      (0.08)      (0.02)
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
    Total distributions                                          (0.53)      (0.54)     (0.55)     (0.54)     (0.43)      (0.44)
------------------------------------------------------------  --------    --------   --------   --------   --------    --------
Net asset value, end of period                                $  10.07    $  10.07   $   9.97   $  10.03   $   9.96    $  10.24
============================================================  ========    ========   ========   ========   ========    ========
Total return(a)                                                  5.42%       6.55%      4.98%      6.36%      1.52%       4.65%
============================================================  ========    ========   ========   ========   ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $345,355    $389,812   $359,048   $274,480   $329,942    $348,937
============================================================  ========    ========   ========   ========   ========    ========
Ratio of expenses to average net assets                          0.54%(b)    0.54%      0.54%      0.51%      0.47%(c)    0.46%
============================================================  ========    ========   ========   ========   ========    ========
Ratio of net investment income to average net assets             5.29%(b)    5.35%      5.45%      5.44%      3.75%(c)    4.07%
============================================================  ========    ========   ========   ========   ========    ========
Portfolio turnover rate                                           133%        130%       117%       120%       120%        123%
============================================================  ========    ========   ========   ========   ========    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $378,032,807.
(c) Annualized.

                         Prospectus
--------------------------------------------------------------------------------

                              The AIM Limited Maturity Treasury Fund (the
                         "Fund"), a portfolio of AIM Investment Securities Funds (the "Trust"), is an open-end, series, management investment company designed for institutions seeking liquidity with minimum fluctuation in principal value, and, consistent with this investment objective, the highest total return achievable. To achieve its objective, the Fund will invest in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury.

                              THERE CAN BE NO ASSURANCE THAT THE FUND WILL
                         ACHIEVE ITS OBJECTIVE. THE NET ASSET VALUE OF THE FUND VARIES DEPENDING ON THE MARKET VALUE OF ITS ASSETS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                              This Prospectus sets forth basic information that
                         investors should know about the Fund prior to investing and should be read and retained for future reference. A Statement of Additional Information, dated November 18, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. For a copy of the Statement of Additional Information, write to the address below or call (800) 659-1005. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.


                              This Prospectus relates solely to the
                         Institutional Class of the Fund. Shares of a retail class of the Fund are offered pursuant to a separate prospectus.


                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                         DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AIM INVESTMENT
SECURITIES FUNDS

AIM
LIMITED
MATURITY
TREASURY
FUND

INSTITUTIONAL
CLASS


NOVEMBER 18, 1998


[LOGO APPEARS HERE]
Fund Management Company

11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173
(800) 659-1005

                                    SUMMARY

THE FUND AND ITS INVESTMENT OBJECTIVE


  AIM Investment Securities Funds (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company and currently has two investment portfolios: the AIM Limited Maturity Treasury Fund (the "Fund") and AIM High Yield Fund II. The Fund consists of two classes: a retail class (the Class A shares) and the Institutional Class. This Prospectus relates solely to the Institutional Class.


  Class A shares are offered to investors pursuant to a separate prospectus. To obtain information about the Class A shares, please call (800) 347-4246.

  Because the Trust declares dividends for each class of the Fund on a daily basis, each class of the Fund is expected to have the same net asset value (proportionate interest in the net assets of the Fund). Moreover, each class bears equally those expenses, such as the advisory fee, that are allocated to the Fund as a whole. Both classes of shares of the Fund share a common investment objective and portfolio of investments. However, each of the classes of the Fund have different shareholders and are separately allocated certain class expenses, such as distribution and/or service fees related to their respective shares. For example, a shareholder servicing fee of up to 0.15% of the average daily net assets of the Fund attributable to the Class A shares will be allocated to such class; such fee, however, will not be allocated to the Institutional Class. Therefore, assuming that the allocations of other class-related expenses to the Institutional Class and the Class A shares are the same, the yield of the Institutional Class will be higher than the yield of the Class A shares in an amount which reflects such shareholder servicing fee.

  The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. To achieve its objective, the Fund will invest in U.S. Treasury notes and other direct obligations of the U.S. Treasury, and may (but does not currently intend to) engage in repurchase agreement transactions with respect to such obligations. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose remaining maturities, measured from the date of settlement, do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the U.S. Treasury notes and other direct obligations of the U.S. Treasury owned by the Fund will range between one-and-one-half (1 1/2) and two (2) years.

INVESTORS IN THE INSTITUTIONAL CLASS

  The Institutional Class is designed to be a convenient and economical vehicle through which institutions ("Institutions"), acting for themselves or on behalf of clients for whom they exercise investment discretion, can invest in a portfolio consisting of U.S. Treasury notes and other U.S. Treasury obligations with remaining maturities of three (3) years or less. Although Shares of the Institutional Class may not be purchased by individuals directly, Institutions may purchase such shares for themselves or on a discretionary basis for accounts they maintain on behalf of their customers. The Institutional Class may be particularly appropriate for Institutions investing short-term cash reserves for the benefit of customer accounts with respect to which Institutions exercise substantial investment discretion. Institutions may charge their customers a recordkeeping, account maintenance or other fee in connection with their accounts, and such customers should consult with their Institutions to obtain a schedule of applicable fees. See "Suitability For Investors."

PURCHASE OF SHARES

  Shares of the Institutional Class are sold at net asset value. No purchase or redemption charges are imposed by the Fund. Institutions may charge fees to their customers for services provided in connection with the maintenance of customer accounts with the Institutions, and customers should consult with their Institutions to obtain a schedule of any applicable fees. The minimum initial investment in the Institutional Class is $1,000,000. There is no minimum amount for subsequent investments. Payment for shares purchased must be in federal funds or other funds immediately available to the Fund. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemption of shares of the Institutional Class may be made without charge at net asset value. Payment for redeemed shares for which redemption orders are received prior to 4:00 p.m. Eastern Time will normally be made in federal funds on the next business day. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS


  The net investment income of the Fund is declared as a dividend daily to shareholders of record immediately prior to 4:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Institutional Class. Distributions of short-term capital gains and long-term capital gains, if any, generally are made annually. See "Dividends and Distributions."


INVESTMENT ADVISOR


  A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement with the Trust (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. Under the Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under a separate administrative services agreement, AIM is permitted to receive reimbursement of its costs in performing certain accounting and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("Transfer Agent" or "AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.


DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the Institutional Class. FMC does not receive any fee from the Fund. See "Purchase of Shares" and "Management of the Trust -- Distribution of Shares."

SPECIAL CONSIDERATIONS

  The Fund's price per share will fluctuate inversely with changes in interest rates. However, the price changes in the Fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term bonds. This is because debt securities with longer maturities generally tend to produce higher yields but are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, and less capital fluctuation than a long-term bond fund might provide.


  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest With Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES


  The following table is designed to help an investor understand the various costs and expenses that an investor in the Institutional Class will bear directly or indirectly. The fees and expenses set forth in this table are based on the average net assets of the Institutional Class of the Fund for the fiscal year ended July 31, 1998.



Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of offering price).....................................         None
  Maximum sales load on reinvested dividends (as a % of
     offering price)........................................         None
  Deferred sales load (as a % of original purchase price or
     redemption proceeds,
     as applicable).........................................         None
  Redemption fees (as a % of amount redeemed, if
     applicable)............................................         None
  Exchange fee..............................................         None
Annual Fund Operating Expenses
  (as a % of average net assets)
  Management fees...........................................         0.20%
  12b-1 fees................................................         None
  Other expenses............................................         0.12%
                                                                     ----
  Total fund operating expenses.............................         0.32%
                                                                     ====


EXAMPLE

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period.


                                                              INSTITUTIONAL
                                                                  CLASS
                                                              -------------
 1 year.....................................................       $ 3
 3 years....................................................       $10
 5 years....................................................       $18
10 years....................................................       $41


  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE SHARES OF THE INSTITUTIONAL CLASS OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE ACTUAL PERFORMANCE OF THE INSTITUTIONAL CLASS WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNT FOR TOTAL FUND OPERATING EXPENSES REMAINS THE SAME FOR EACH YEAR.

                              FINANCIAL HIGHLIGHTS


  Shown below are the financial highlights during each of the fiscal years ended July 31, 1998, 1997, 1996 and 1995, the eleven months ended July 31, 1994 and each of the years in the five-year period ended August 31, 1993. All data have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports on the financial statements and the related notes appear in the Statement of Additional Information.


                                                      JULY 31,                                         AUGUST 31,
                              ---------------------------------------------------------     --------------------------------
                                1998         1997        1996        1995        1994         1993        1992        1991
                                ----         ----        ----        ----        ----         ----        ----        ----
Net asset value, beginning
 of period..................  $  10.07     $   9.97    $  10.03    $   9.96    $  10.24     $  10.21    $  10.01    $   9.79
Income from investment
 operations:
 Net investment income......      0.56         0.56        0.58        0.57        0.37         0.44        0.60        0.73
 Net gains (losses) on
   securities (both realized
   and unrealized)..........        --         0.10       (0.06)       0.07       (0.20)        0.05        0.29        0.22
                              --------     --------    --------    --------    --------     --------    --------    --------
   Total from investment
     operations.............      0.56         0.66        0.52        0.64        0.17         0.49        0.89        0.95
                              --------     --------    --------    --------    --------     --------    --------    --------
Less distributions:
 Dividends from net
   investment income........     (0.56)       (0.56)      (0.58)      (0.57)      (0.37)       (0.44)      (0.60)      (0.73)
 Distributions from net
   realized capital gains...        --           --          --          --       (0.08)       (0.02)      (0.09)         --
                              --------     --------    --------    --------    --------     --------    --------    --------
   Total distributions......     (0.56)       (0.56)      (0.58)      (0.57)      (0.45)       (0.46)      (0.69)      (0.73)
                              --------     --------    --------    --------    --------     --------    --------    --------
Net asset value, end of
 period.....................  $  10.07     $  10.07    $   9.97    $  10.03    $   9.96     $  10.24    $  10.21    $  10.01
                              ========     ========    ========    ========    ========     ========    ========    ========
Total return (a)............      5.66%        6.79%       5.27%       6.61%       1.72%        4.88%       9.14%      10.08%
                              ========     ========    ========    ========    ========     ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)...........  $ 50,609     $ 48,866    $143,468    $129,530    $134,971     $130,690    $ 89,352    $ 25,528
                              ========     ========    ========    ========    ========     ========    ========    ========
 Ratio of expenses to
   average net assets.......      0.32%(b)     0.31%       0.27%       0.28%       0.25%(c)     0.24%       0.28%       0.41%(d)
                              ========     ========    ========    ========    ========     ========    ========    ========
 Ratio of net investment
   income to average net
   assets...................      5.51%(b)     5.56%       5.72%       5.70%       3.98%(c)     4.30%       5.76%       7.36%(d)
                              ========     ========    ========    ========    ========     ========    ========    ========
 Portfolio turnover rate....       133%         130%        117%        120%        120%         123%        120%        215%
                              ========     ========    ========    ========    ========     ========    ========    ========
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted).................        --           --          --          --          --           --          --          --
 Average amount of debt
   outstanding during the
   period (000s omitted)
   (g)......................        --           --          --          --          --           --          --          --
 Average number of shares
   outstanding during the
   period (000s omitted)
   (g)......................     4,958        5,230      13,982      12,540      16,864        9,785       6,097       1,477
 Average amount of debt per
   share during the
   period...................        --           --          --          --          --           --          --          --

                                   AUGUST 31,
                              ---------------------
                                1990         1989
                                ----         ----
Net asset value, beginning
 of period..................  $   9.78     $   9.80
Income from investment
 operations:
 Net investment income......      0.79         0.85
 Net gains (losses) on
   securities (both realized
   and unrealized)..........      0.01        (0.02)
                              --------     --------
   Total from investment
     operations.............      0.80         0.83
                              --------     --------
Less distributions:
 Dividends from net
   investment income........     (0.79)       (0.85)
 Distributions from net
   realized capital gains...        --           --
                              --------     --------
   Total distributions......     (0.79)       (0.85)
                              --------     --------
Net asset value, end of
 period.....................  $   9.79     $   9.78
                              ========     ========
Total return (a)............      8.52%        8.87%
                              ========     ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)...........  $ 10,378     $ 16,065
                              ========     ========
 Ratio of expenses to
   average net assets.......      0.31%(e)     0.31%(f)
                              ========     ========
 Ratio of net investment
   income to average net
   assets...................      8.12%(e)     8.69%(f)
                              ========     ========
 Portfolio turnover rate....       192%         220%
                              ========     ========
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted).................        --     $  2,257
 Average amount of debt
   outstanding during the
   period (000s omitted)
   (g)......................  $    834        3,562
 Average number of shares
   outstanding during the
   period (000s omitted)
   (g)......................     1,208        1,817
 Average amount of debt per
   share during the
   period...................  $   0.69     $   1.96


---------------

(a) For periods less than one year, total return is not annualized.


(b) Ratios are based on average net assets of $49,917,358.



(c) Annualized.



(d) After expense reimbursements.



(e) After waiver of advisory fees and expense reimbursements.



(f) After waiver of advisory fees.



(g) Averages computed on a daily basis.

                           SUITABILITY FOR INVESTORS

  The Institutional Class is designed to be a convenient and economical vehicle through which Institutions can invest in a portfolio consisting of U.S. Treasury notes and other direct obligations of the U.S. Treasury with remaining maturities of three (3) years or less. Although shares of Institutional Shares may not be purchased directly by individuals, Institutions may purchase such shares for themselves or for accounts they maintain on behalf of their customers. The Institutional Class may be particularly appropriate for Institutions investing short-term cash reserves for the benefit of customer accounts with respect to which Institutions exercise substantial investment discretion. It is the responsibility of a prospective institutional investor to determine if an investment in the Institutional Class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  Each share of beneficial interest of the Fund, regardless of class, has the same net asset value (proportionate interest in the net assets of the Fund) and bears equally those expenses, such as the advisory fee, that are allocated to the Fund as a whole. All classes of the Fund share a common investment objective and portfolio of investments. However, each class of the Fund has different shareholders and is separately allocated certain class expenses.

  An investment in the Fund may relieve the Institution of many of the investment and administrative burdens encountered when investing in a portfolio of debt instruments directly. These functions include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt and delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most Institutions will perform their own sub-accounting.

  The price per share of the Fund's shares will fluctuate inversely with changes in interest rates. However, the price changes in the Fund's shares due to changes in interest rates should be more moderate than the per share fluctuations of a fund which invests in longer-term obligations. The Fund is designed for the investor who seeks a higher yield and greater stability of income than a money market fund offers, and less capital fluctuation than a long-term bond fund might provide.

                               INVESTMENT PROGRAM
INVESTMENT POLICIES

  The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value, and, consistent with this investment objective, the highest total return achievable. There can be no assurance, however, that the Fund will achieve its objective.

  To achieve its objective, the Fund will invest in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds. The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

  Loans of Portfolio Securities. Subject to its investment restrictions (see "Investment Restrictions") the Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments, or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally supervised banks or savings and loan associations.

  When-Issued or Delayed Delivery Trading. The Fund may purchase U.S. Treasury obligations on a when-issued basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery to take place in the future in order to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund's custodian bank will segregate cash or short-term U.S. Treasury obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and when-issued purchase transactions. No delayed delivery or when-issued commitments will be made if, as a result, more than 25% of the Fund's net assets would be so committed.

  Borrowing. Subject to its investment restrictions (see "Investment Restrictions"), the Fund may borrow money from banks for temporary or emergency purposes such as to meet redemption requests which might otherwise require the untimely disposition of securities. The Fund may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.


  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act")) only for temporary or emergency purposes and not as a means to increase income, even though the Fund's investment restrictions permit the Fund to engage in reverse repurchase agreements for income enhancement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.


  Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven days.

  Investment in Other Investment Companies. The Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.

INVESTMENT RESTRICTIONS


  The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that the Fund will not:


          (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

          (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such senior securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

          (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; or

          (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

  The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

                               PURCHASE OF SHARES


  Shares of the Institutional Class are sold to Institutions on a continuing basis at the net asset value of such shares next determined after an order has been accepted by the Fund. No purchase or redemption charges are imposed by the Fund; however, Institutions may charge their customers a recordkeeping, account maintenance or other fee in connection with their accounts, and such customers should consult with their Institutions to obtain a schedule of applicable fees. In order to maximize its income, the Fund attempts to remain as fully invested as practicable. Accordingly, in order to be accepted for execution, purchase orders must be submitted to and received by AFS prior to the determination of net asset value (4:00 p.m. Eastern Time) on a business day of the Fund, which means any day on which the New York Stock Exchange (the "NYSE") is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Banks will be required to certify to the Trust that they comply with applicable state laws regarding registration as broker-dealers, or that they are exempt from such registration.


  To facilitate the investment of the proceeds of purchase orders, the Fund urges Institutions to place their orders as early in the day as possible. Subject to the conditions stated above and the Fund's right to reject any purchase order, purchase orders received by AFS prior to 4:00 p.m. Eastern Time on any business day will be accepted on that day (a) when payment for the shares of the class of the Fund purchased is received by The Bank of New York, the Fund's custodian bank, in the form described below and notice of such order is provided to AFS or (b) at the time the order is placed, if the Fund is assured of payment, and will be priced at the net asset value determined as of 4:00 p.m. Eastern Time on such day. Payment for such shares must be received by The Bank of New York on the next business day of the Fund following the effective date of purchase. Dividends begin accruing on the first business day of the Fund following the day on which a purchase order for the Fund is effective. Purchase orders received by the Fund after 4:00 p.m. Eastern Time on any business day will be effective on the next business day of the Fund and will be priced at the net asset value determined at the end of such day.


  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the Fund. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Fund and any funds received for which an order has not been received will be returned to the sending Institution. An order to purchase shares must specify which class of shares of the Fund is being purchased; otherwise any funds received will be returned to the sending Institution.


  The minimum initial investment for the purchase of shares of the Institutional Class is $1,000,000. No minimum amount is required for subsequent investments in the Institutional Class nor are minimum balances required. Prior to the initial purchase of shares, an Account Application must be completed and sent to AFS at P.O. Box 4497, Houston, Texas 77210-4497. Account Applications may be obtained from AFS. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to AFS. Following the initial purchase of shares, subsequent purchases of shares of the Institutional Class may be made via AIM LINK--Registered Trademark-- Remote, a personal computer application software product.


  In the interest of economy and convenience, certificates representing shares of the Fund will not be issued except upon written request to the Fund. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  The Trust reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

                              REDEMPTION OF SHARES


  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the Fund. There is no charge for redemption. Since shares of the Fund are not maintained at a constant net asset value, but fluctuate in value with changes in the market value of securities held by the Fund, the value of the shares of the Fund on redemption may be more or less than the shareholder's initial cost, depending upon the value of the Fund's investments at the time of redemption. Redemption requests with respect to the Institutional Class may also be made via AIM LINK--Registered Trademark-- Remote. See "Net Asset Value." Redemption requests with respect to shares for which certificates have not been issued are normally made by calling AFS at (800) 659-1005.



  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application. If a redemption request is received by AFS prior to 4:00 p.m. Eastern Time on a business day of the Fund, the redemption will be effected at the net asset value determined as of 4:00 p.m. Eastern Time on such day and the shares to be redeemed will receive the dividend declared on the day the request is received. The proceeds of a redemption re-quest effected prior to 4:00 p.m. Eastern Time will not be wired to the redeeming shareholder until the next business day of the Fund. A redemption request received by AFS after 4:00 p.m. Eastern Time or on other than a business day of the Fund will be effected at the net asset value of the Fund determined as of 4:00 p.m. Eastern Time on the next business day of the Fund, and the proceeds of such redemption will normally be wired on the business day next following such determination, or two (2) business days after the receipt of the redemption request.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Fund. The authorized signature on such notice must be signature guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Fund or AFS.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts of under $1,000 will be made by check mailed within seven (7) days after receipt of the redemption request in proper form. The Fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Fund's best interest to do so.

  The Fund's shares are not redeemable at the option of the Trust unless the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Fund. Notwithstanding the foregoing, the Fund is permitted to redeem shares in any account with a net asset value less than $500.

                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from the net investment income (not including any net short-term capital gains) earned by the Fund are declared daily and paid monthly. Distributions from net realized short-term capital gains and long-term capital gains, if any, generally are paid annually.

  The dividends accrued and paid for each class of the Fund's shares will consist of: (a) interest accrued and discounts earned (including both original issue and market discount) for the Fund, allocated based upon each class's pro rata share of the net assets of the Fund, less (b) Trust expenses accrued for the applicable dividend period attributable to the Fund, such as custodian fees, trustee's fees, and accounting and legal expenses, allocated based upon each class's pro rata share of the net assets of the Fund, less (c) expenses directly attributable to each class which accrued for the applicable dividend period, such as shareholder servicing plan expenses, if any, or transfer agent fees unique to each class.

  Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of the Fund. Accordingly, dividends begin accruing on the first business day of the Fund following the day on which a purchase order for shares of the Fund is effective, and accrue through the day on which a redemption order is effective. Thus, if a purchase order is effective on a Friday, dividends will begin accruing on the following Monday (unless such day is not a business day of the Fund).

  All dividends declared during a month will be paid by check or wire transfer. (Wire transfers may only be made in amounts of $1,000 or more.) In such case, payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends and distributions automatically reinvested in additional full and fractional shares of the Fund at the net asset value of such shares. Such election, or any revocation thereof, must be made in writing by the institution to AFS at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 and will become effective with dividends paid after its receipt by AFS. If a shareholder redeems all the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

                                     TAXES

  Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain requirements that must be met each year for the Fund to qualify as a regulated investment company. As long as the Fund qualifies for tax treatment as a regulated investment company, the Fund (but not its shareholders) will not be subject to income tax on income and capital gains distributed to shareholders. Consistent with the distribution requirements of the Code, the Fund's policy is to distribute to its shareholders at least 90% of its investment company taxable income for each year. The Fund intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax; to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the 12-month period ending on October 31 prior to the end of each calendar year; and to meet the other requirements of Subchapter M of the Code, including the requirements with respect to diversification of assets and sources of income.

  Under the Code, dividends paid by the Fund are generally subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund. The Code provides an exception to this general rule; if the Fund declares a dividend in October, November or December to shareholders of record and pays the dividend before February 1 of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January of the following year when it is paid. Dividends paid by the Fund from its net investment income and realized short term capital gains are taxable to shareholders at ordinary income tax rates. It is anticipated that no portion of dividends paid by the Fund will be eligible for the dividends received deduction for corporations. Distributions of the Fund's long term capital gains (capital gains dividends) will be taxable to the shareholder as long-term capital gains regardless of the length of time the shareholder held his shares.

  A portfolio of the Trust (a "Portfolio") will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore one Portfolio may not offset its gains against the other Portfolio's losses and each Portfolio must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to above may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisors concerning the application of state, local or foreign taxes. Certain states exempt payments of interest by mutual funds with respect to U.S. Treasury obligations from state income taxes, and investors should consult with their own tax advisors concerning the availability of such exemption in their state.


  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or AFS.


  The foregoing discussion of federal income tax consequences is only a summary based on tax laws and regulations in effect on the date of this Prospectus, which laws and regulations are subject to change by legislative or administrative action. For additional information regarding certain tax consequences of an investment in the Institutional Class, see the Statement of Additional Information.

                                NET ASSET VALUE

  The net asset value per share of the Fund is determined once daily as of 4:00 p.m. Eastern Time on each business day of the Fund. Net asset value per share of the Fund is determined by subtracting the liabilities (e.g., accrued expenses and dividends payable) of the Fund allocated to the class from the value of securities, cash and other assets (including interest accrued but not collected) of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class of the Fund. Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specially authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of sixty (60) days or less are valued at amortized cost as reflecting fair value.

                            PERFORMANCE INFORMATION

  Performance information for the Institutional Class of the Fund can be obtained by calling the Fund at (800) 659-1005.

  The performance of the Institutional Class may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.

  The yield of the Institutional Class is a way of showing the rate of income the Institutional Class earns on its investments as a percentage of the Institutional Class' price. In order to calculate yield, the Fund takes the interest income earned from its portfolio of investments attributable to the Institutional Class for a 30-day period (net of expenses), divides such interest by the number of shares of the Institutional Class and expresses the result as an annualized percentage rate based on the net asset value per share of the Institutional Class at the end of the 30-day period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the yield of the Institutional Class may not equal the income paid to an investor's account or the income reported in the financial statements for the Institutional Class.

  The Fund may also quote the distribution rate for the Institutional Class, which is calculated by dividing dividends declared during a specified period by the net asset value per share of the Institutional Class at the end of the period and annualizing the results.

  The total return of the Institutional Class shows the overall change in value of the Institutional Class, including changes in share price assuming all of the Institutional Class' dividends and capital gain distributions are reinvested. A cumulative total return reflects the performance of the Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of the Institutional Class had been constant over the entire period. Because average annual returns tend to smooth out variations in the return of the Institutional Class, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Institutional Class may separate its cumulative and average annual returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. Further information about the performance of the Fund is contained in the Fund's annual report to shareholders, a copy of which may be obtained without charge upon written request to the Trust.

                            REPORTS TO SHAREHOLDERS

  The Fund furnishes shareholders with annual and semi-annual reports containing information about the Fund and its operations, including a list of the investments held by the Fund and financial statements. The annual financial statements are audited by the Fund's independent auditors. A copy of the current list of the investments of the Fund will be sent to shareholders upon request.

  Unless otherwise requested by the shareholder, each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the Institution. The Institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                            MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES

  The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Fund, including agreements with the Fund's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.


  For a discussion of AIM Management's and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."


INVESTMENT ADVISOR


  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement. AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management, a holding company engaged in the financial services business. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.



  Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries. In addition, the Fund and AFS, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.



  For the fiscal year ended July 31, 1998, the Fund paid 0.20% of its average daily net assets to AIM for its advisory services, and the Institutional Shares' total expenses for the same period, stated as a percentage of average daily net assets of the Institutional Shares was 0.32%.



  For the fiscal year ended July 31, 1998 the Fund paid 0.01% of its average daily net assets to AIM for reimbursement for administrative services.


FEE WAIVERS


  In order to increase the yield to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of such fiscal year. Fee waivers or reductions and waivers of expense reimbursements, other than those set forth in the Advisory Agreement, may be rescinded at any time, without notice to investors.


PORTFOLIO MANAGEMENT


  AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Scott W. Johnson, Karen Dunn Kelley and Marcel S. Theriot. Mr. Johnson is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1998. He has been associated with AIM since 1994 and has been an investment professional since 1994. Prior to 1994 he attended Vanderbilt University. Ms. Kelley is Senior Vice President of A I M Capital; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM since 1989 and has a total of 15 years of experience as an investment professional. Mr. Theriot is an investment officer of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1994 and has been an investment professional since 1994. Prior to 1994 he was a Service Marketing Representative with Van Kampen American Capital Asset Management, Inc.


DISTRIBUTION OF SHARES


  The Trust has entered into a Distribution Agreement relating to the shares of the Institutional Class (the "Distribution Agreement") with Fund Management Company, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of shares of the Institutional Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with FMC. The Distribution Agreement provides FMC with the exclusive right to distribute shares of the Institutional Class either directly or through other broker-dealers.


  FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of shares of the Institutional Class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the Institutional Class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares of the Institutional Class or the amount received as proceeds from such sales. Sales of shares of the Institutional Class may not be used to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  AIM is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Fund's investment program. Certain research services furnished by dealers may be useful to AIM with clients other than the Fund. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. In accordance with policies established by the trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

                              GENERAL INFORMATION
ORGANIZATION OF THE TRUST


  The Trust is organized as a Delaware business trust pursuant to an Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998 (the "Trust Agreement"). The Trust is an open-end series, management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, the Fund was reorganized on October 15, 1993 as a portfolio of the Delaware business trust.


DESCRIPTION OF SHARES

  All shares of the Trust have equal rights with respect to voting, except that
(i) the holders of shares of all classes of a particular Portfolio, voting together, will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that portfolio, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. The holders of each class have distinctive rights with respect to dividends which are more fully described in the Statement of Additional Information. In the event of dissolution or liquidation, holders of each portfolio's shares will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Trust attributable to the respective portfolio or allocated between the portfolios based on the respective liquidation values of each such portfolio. The Trust will not normally hold annual shareholders' meetings. Shareholders may remove trustees from office by votes cast at a meeting of shareholders called for that purpose or by written consent, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Trust's outstanding voting securities.


  The Institutional Class and the Class A shares have different shareholders and are allocated certain differing class expenses, such as distribution and/or service fees related to their respective shares. To obtain information about the Class A shares, please call A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM, at (800) 347-4246. AIM Distributors is the exclusive distributor of the Class A shares.


  There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable. The Board of Trustees may create additional classes or series of the Trust's shares without shareholder approval.

TRANSFER AGENT AND CUSTODIAN


  AFS acts as transfer agent and dividend disbursing agent for the Institutional Class. The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian for the Fund's portfolio securities and cash.

LEGAL COUNSEL


  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Trust and passes upon certain legal matters for the Trust.


SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 659-1005.


YEAR 2000 COMPLIANCE PROJECT



  In providing services to the Trust, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 and the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the Trust and its shareholders.



  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.


OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Fund prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Trust or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

================================================================================

AIM INVESTMENT SECURITIES FUNDS
AIM LIMITED MATURITY TREASURY FUND
INSTITUTIONAL CLASS
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 659-1005

INVESTMENT ADVISOR
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(713) 626-1919

DISTRIBUTOR
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 659-1005

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286

TRANSFER AGENT

A I M FUND SERVICES, INC.

11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY NOT LAWFULLY BE MADE.

================================================================================

                                   PROSPECTUS

                               November 18, 1998

                                      AIM
                                   INVESTMENT
                                SECURITIES FUNDS
                             ---------------------

                              AIM LIMITED MATURITY
                                 TREASURY FUND
                             ---------------------

                              INSTITUTIONAL CLASS
                               TABLE OF CONTENTS

                                                     PAGE
Summary..........................................      2
Table of Fees and Expenses.......................      4
Financial Highlights.............................      5
Suitability For Investors........................      6
Investment Program...............................      6
Purchase of Shares...............................      8
Redemption of Shares.............................      8
Dividends and Distributions......................      9
Taxes............................................     10
Net Asset Value..................................     10
Performance Information..........................     10
Reports to Shareholders..........................     11
Management of the Trust..........................     11
Portfolio Transactions and Brokerage
  Allocation.....................................     13
General Information..............................     13

================================================================================

                                                     STATEMENT OF
                                                     ADDITIONAL INFORMATION

                        AIM INVESTMENT SECURITIES FUNDS

                       AIM LIMITED MATURITY TREASURY FUND

                              INSTITUTIONAL CLASS

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 659-1005

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                  FUND MANAGEMENT COMPANY, 11 GREENWAY PLAZA,
                      SUITE 100, HOUSTON, TEXAS 77046-1173
                          OR BY CALLING (800) 659-1005

                             ---------------------


          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 18, 1998


               RELATING TO THE PROSPECTUS DATED NOVEMBER 18, 1998

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Introduction................................................       1
General Information About the Fund..........................       1
     The Fund and Its Shares................................       1
     Trustees and Officers..................................       2
     Remuneration of Trustees...............................       4
     AIM Funds Retirement Plan for Eligible
      Directors/Trustees....................................       5
     Deferred Compensation Agreements.......................       6
     The Investment Advisor.................................       6
     Transfer Agent and Custodian...........................       8
     Reports................................................       8
     Principal Holders of Securities........................       8
Purchases and Redemptions...................................       9
     Net Asset Value Determination..........................       9
     The Distribution Agreement.............................      10
     Suspension of Redemption Rights........................      10
Investment Program and Restrictions.........................      10
     Investment Program.....................................      10
     Investment Restrictions................................      11
Performance Information.....................................      12
     Yield Calculations.....................................      12
     Total Return Calculations..............................      12
     Historical Portfolio Results...........................      13
Portfolio Transactions......................................      13
     General Brokerage Policy...............................      13
     Allocation of Portfolio Transactions...................      14
     Section 28(e) Standards................................      14
Taxes.......................................................      15
     Qualification as a Regulated Investment Company........      15
     Excise Tax on Regulated Investment Companies...........      16
     Fund Distributions.....................................      16
     Sale or Redemption of Fund Shares......................      17
     Foreign Shareholders...................................      17
     Effect of Future Legislation; Local Tax
      Considerations........................................      18
Financial Statements........................................    FS-1

                                  INTRODUCTION


  AIM Investment Securities Funds (the "Trust") is a series mutual fund currently offering two investment portfolios: the AIM Limited Maturity Treasury Fund (the "Fund") and AIM High Yield Fund II. Currently, the Fund has two classes of shares, consisting of the Institutional Class and the Class A shares. This Statement of Additional Information relates solely to the Institutional Class of the Fund.



  The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus for the Institutional Class (the "Prospectus"), dated November 18, 1998. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.



  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Institutional Class. Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUND
THE FUND AND ITS SHARES


  The Fund is an open-end, series portfolio of the Trust. The Trust is an open-end, series, management investment company which was originally organized as a Maryland corporation on November 4, 1988. On October 15, 1993, the Trust was reorganized as a Delaware business trust and the Fund, which previously had been a portfolio of another open-end investment company, was redomesticated as a portfolio of the Trust. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998, (the "Declaration of Trust") is on file with the SEC.


  Shares of beneficial interest of the Fund will be redeemable at the net asset value thereof at the option of the shareholder, or at the option of the Fund in certain circumstances.

  Shareholders of the Trust do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares of all series or classes voting together for election of trustees may elect all of the members of the Board of Trustees and in such event, the remaining holders cannot elect any members of the Board of Trustees.

  The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any portfolio or class thereof, however, may be terminated at any time, upon the recommendation of the Board of Trustees, by vote of the holders of a majority of the outstanding shares of the Trust, such portfolio or such class, respectively; provided, however, that the Board of Trustees may terminate, without such shareholder approval, the Trust, any portfolio or any class thereof with respect to which there are fewer than 100 holders of record.

  The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares, $0.01 par value, of each class of shares of beneficial interest of the Trust. The Board of Trustees may establish additional series or classes of shares from time to time without shareholder approval. Additional information concerning the rights of share ownership is set forth in the prospectus applicable to each such class or series of shares of the Trust.

  The assets received by the Trust for the issuance or sale of shares of each class relating to a portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that portfolio, and constitute the underlying assets of that portfolio. The underlying assets of each portfolio will be segregated and will be charged with the expenses with respect to that portfolio and with a share of the general expenses of the Trust. While certain expenses of the Trust will be allocated to the separate books of account of each portfolio, certain other expenses may be legally chargeable against the assets of the entire Trust.


  Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.



  The Declaration of Trust further provides that the trustees and officers of the Trust will not be personally responsible for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Declaration of Trust protects a trustee against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office with the Trust. The Declaration of Trust provides for indemnification by the Trust of the trustees and the officers, employees or agents of the Trust if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his official care or conduct in his official capacity for the Trust, that his conduct was in the Trust's best interests, (2) in all of the cases, that his conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he had no reason to believe that his conduct was unlawful. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of trustees and officers.



  As described in the Prospectus, the Trust will not normally hold annual shareholders' meetings. At such time as less than a majority of the trustees have been elected by the shareholders, the trustees then in office will call a shareholders' meeting for the election of trustees. In addition, trustees may be removed from office by a written instrument signed by at least two-thirds of the trustees of the Trust or by a vote of the holders of two-thirds of the outstanding shares present at a meeting of which a quorum is present and which has been duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust.


  As used herein and in the Prospectus, the term "majority of the outstanding shares" of beneficial interest of the Trust or a portfolio means, respectively, the lesser of (i) 67% or more of the shares of beneficial interest of the Trust or the portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of beneficial interest of the Trust or the portfolio.

TRUSTEES AND OFFICERS


  The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



---------------------------------------------------------------------------------------------------------
                                    POSITIONS HELD              PRINCIPAL OCCUPATION DURING
     NAME, ADDRESS AND AGE         WITH REGISTRANT               AT LEAST THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
  **CHARLES T. BAUER (79)            Trustee and       Chairman of the Board of Directors, A I M
                                       Chairman        Management Group Inc., A I M Advisors, Inc.,
                                                       A I M Capital Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund Services, Inc.
                                                       and Fund Management Company; and Vice Chairman
                                                       and Director, AMVESCAP PLC.
---------------------------------------------------------------------------------------------------------
  BRUCE L. CROCKETT (54)               Trustee         Director, ACE Limited (insurance company).
  906 Frome Lane                                       Formerly, Director, President and Chief
  McLean, VA 22102                                     Executive Officer, COMSAT Corporation; and
                                                       Chairman, Board of Governors of INTELSAT
                                                       (international communications company).
---------------------------------------------------------------------------------------------------------
  OWEN DALY II (74)                    Trustee         Director, Cortland Trust Inc. (investment
  Six Blythewood Road                                  company). Formerly, Director, CF & I Steel
  Baltimore, MD 21210                                  Corp., Monumental Life Insurance Company and
                                                       Monumental General Insurance Company; and
                                                       Chairman of the Board of Equitable
                                                       Bancorporation.
---------------------------------------------------------------------------------------------------------
  EDWARD K. DUNN, JR.(63)              Trustee         Chairman of the Board of Directors, Mercantile
  2 Hopkins Plaza, 20th Floor                          Mortgage Corp.; Formerly, Vice Chairman of the
  Baltimore, MD 21201                                  Board of Directors and President,
                                                       Mercantile -- Safe Deposit & Trust Co.; and
                                                       President, Mercantile Bankshares.
---------------------------------------------------------------------------------------------------------


---------------


** A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

---------------------------------------------------------------------------------------------------------
                                    POSITIONS HELD              PRINCIPAL OCCUPATION DURING
     NAME, ADDRESS AND AGE         WITH REGISTRANT               AT LEAST THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
  JACK M. FIELDS (46)                  Trustee         Chief Executive Officer, Texana Global, Inc.
  8810 Will Clayton Parkway                            (foreign trading company) and Twenty First
  Jetero Plaza, Suite E                                Century Group, Inc. (a governmental affairs
  Humble, TX 77338                                     company). Formerly, Member of the U.S. House
                                                       of Representatives.
---------------------------------------------------------------------------------------------------------
  *CARL FRISCHLING (61)                Trustee         Partner, Kramer, Levin, Naftalis & Frankel
  919 Third Avenue                                     (law firm). Formerly, Partner, Reid & Priest
  New York, NY 10022                                   (law firm).
---------------------------------------------------------------------------------------------------------
  **ROBERT H. GRAHAM (51)            Trustee and       Director, President and Chief Executive
                                      President        Officer, A I M Management Group Inc.; Director
                                                       and President, A I M Advisors, Inc.; and
                                                       Director and Senior Vice President, A I M
                                                       Capital Management, Inc., A I M Distributors,
                                                       Inc., A I M Fund Services, Inc. and Fund
                                                       Management Company; and Director, AMVESCAP
                                                       PLC.
---------------------------------------------------------------------------------------------------------
  PREMA MATHAI-DAVIS(48)               Trustee         Chief Executive Officer, YWCA of the U.S.A.;
  350 Fifth Avenue, Suite 301                          Commissioner, New York City Department for the
  New York, NY 10118                                   Aging; and Member of the Board of Directors,
                                                       Metropolitan Transportation Authority of New
                                                       York State.
---------------------------------------------------------------------------------------------------------
  LEWIS F. PENNOCK (56)                Trustee         Attorney in private practice in Houston,
  6363 Woodway, Suite 825                              Texas.
  Houston, TX 77057
---------------------------------------------------------------------------------------------------------
  IAN W. ROBINSON (75)                 Trustee         Formerly, Executive Vice President and Chief
  183 River Drive                                      Financial Officer, Bell Atlantic Management
  Tequesta, FL 33469                                   Services, Inc. (provider of centralized
                                                       management services to telephone companies);
                                                       Executive Vice President, Bell Atlantic
                                                       Corporation (parent of seven telephone
                                                       companies); and Vice President and Chief
                                                       Financial Officer, Bell Telephone Company of
                                                       Pennsylvania and Diamond State Telephone
                                                       Company.
---------------------------------------------------------------------------------------------------------
  LOUIS S. SKLAR (59)                  Trustee         Executive Vice President, Development and
  Transco Tower, 50th Floor                            Operations, Hines Interests Limited
  2800 Post Oak Blvd.                                  Partnership (real estate development).
  Houston, TX 77056
---------------------------------------------------------------------------------------------------------
  ***JOHN J. ARTHUR (54)             Senior Vice       Director, Senior Vice President and Treasurer,
                                    President and      A I M Advisors, Inc.; and Vice President and
                                      Treasurer        Treasurer, A I M Management Group Inc., A I M
                                                       Capital Management, Inc., A I M Distributors,
                                                       Inc., A I M Fund Services, Inc. and Fund
                                                       Management Company.
---------------------------------------------------------------------------------------------------------
  GARY T. CRUM (51)                  Senior Vice       Director and President, A I M Capital
                                      President        Management, Inc.; Director and Senior Vice
                                                       President, A I M Management Group Inc., A I M
                                                       Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC.
---------------------------------------------------------------------------------------------------------


---------------

*   A trustee who is an "interested person" of the Trust as defined in the 1940
    Act.

** A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

*** Mr. Arthur and Ms. Relihan are married to each other.

---------------------------------------------------------------------------------------------------------
                                    POSITIONS HELD              PRINCIPAL OCCUPATION DURING
     NAME, ADDRESS AND AGE         WITH REGISTRANT               AT LEAST THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
  ***CAROL F. RELIHAN (44)           Senior Vice       Director, Senior Vice President, Secretary and
                                    President and      General Counsel, A I M Advisors, Inc.; Vice
                                      Secretary        President, General Counsel and Secretary,
                                                       A I M Management Group Inc.; Director, Vice
                                                       President and General Counsel, Fund Management
                                                       Company; General Counsel and Vice President,
                                                       A I M Fund Services, Inc.; and Vice President,
                                                       A I M Capital Management, Inc. and A I M
                                                       Distributors, Inc.
---------------------------------------------------------------------------------------------------------
  DANA R. SUTTON (39)               Vice President     Vice President and Fund Controller, A I M
                                    and Assistant      Advisors, Inc.; and Assistant Vice President
                                      Treasurer        and Assistant Treasurer, Fund Management
                                                       Company.
---------------------------------------------------------------------------------------------------------
  MELVILLE B. COX (55)              Vice President     Vice President and Chief Compliance Officer,
                                                       A I M Advisors, Inc., A I M Capital
                                                       Management, Inc., A I M Fund Services, Inc.,
                                                       A I M Distributors, Inc. and Fund Management
                                                       Company.
---------------------------------------------------------------------------------------------------------
  KAREN DUNN KELLEY (38)            Vice President     Senior Vice President, A I M Capital
                                                       Management, Inc.; and Vice President, A I M
                                                       Advisors, Inc.
---------------------------------------------------------------------------------------------------------


---------------


*** Mr. Arthur and Ms. Relihan are married to each other.


  The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.


  The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman) and Sklar. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.



  The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar (Chairman). The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.



  The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.



  All of the trustees of the Trust also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM Advisors, Inc. ("AIM"). Certain of the executive officers of the Trust hold similar offices with some or all of such investment companies.


REMUNERATION OF TRUSTEES

  Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of other funds in The AIM Family of Funds--Registered Trademark--, AIM Institutional Funds and all other investment companies managed or advised by AIM (the "AIM Funds"). Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

  Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:



----------------------------------------------------------------------------------------------------------
                                                                          RETIREMENT
                                                         AGGREGATE         BENEFITS            TOTAL
                                                       COMPENSATION         ACCRUED        COMPENSATION
                                                         FROM THE           BY ALL           FROM ALL
                      DIRECTOR                           FUNDS(1)        AIM FUNDS(2)      AIM FUNDS(3)
----------------------------------------------------------------------------------------------------------
 Charles T. Bauer                                         $    0           $      0           $     0
----------------------------------------------------------------------------------------------------------
 Bruce L. Crockett                                         1,172             67,774            84,000
----------------------------------------------------------------------------------------------------------
 Owen Daly II                                              1,172            103,542            84,000
----------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr.(4)                                      437                  0                 0
----------------------------------------------------------------------------------------------------------
 Jack M. Fields                                            1,164                  0                 0
----------------------------------------------------------------------------------------------------------
 Carl Frischling(5)                                        1,172             96,520            68,000
----------------------------------------------------------------------------------------------------------
 Robert H. Graham                                              0                  0                 0
----------------------------------------------------------------------------------------------------------
 John F. Kroeger(6)                                        1,119             94,132            66,000
----------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis(4)                                         0                  0                 0
----------------------------------------------------------------------------------------------------------
 Lewis F. Pennock                                          1,172             55,777            67,000
----------------------------------------------------------------------------------------------------------
 Ian W. Robinson                                           1,153             85,912            68,000
----------------------------------------------------------------------------------------------------------
 Louis S. Sklar                                            1,165             84,370            66,500
----------------------------------------------------------------------------------------------------------


---------------


(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended July 31, 1998, including interest earned thereon, was $6,426.



(2) During the fiscal year ended July 31, 1998, the total estimated amount of expenses allocated to Limited Maturity in respect of such retirement benefits was $2,778. Data reflects compensation estimated for the calendar year ended December 31, 1997.



(3) Each Trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM as of December 31, 1997 (comprised of over 50 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1997.



(4) Mr. Dunn and Ms. Mathai-Davis did not serve as Trustees during the calendar year ended December 31, 1997.



(5) The Trust paid the law firm of Kramer, Levin, Naftalis & Frankel $4,177 legal fees for services provided to Limited Maturity during the fiscal year ended July 31, 1998. Mr. Frischling, a trustee of the Trust, is a partner of such firm.



(6) Mr. Kroeger resigned as a Trustee of the Trust on June 11, 1998 and on that date became a consultant to the Trust.


AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

  Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service classifications. The estimated credited years of service for

Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Mdm. Mathai-Davis are 11, 11, 0, 1, 21, 20, 16, 11, 8, and 0 years, respectively.


                       ESTIMATED BENEFITS UPON RETIREMENT


-----------------------------------------------------------
   NUMBER OF
    YEARS OF
  SERVICE WITH
    THE AIM      ANNUAL RETAINER PAID BY ALL AIM FUNDS
     FUNDS                        $80,000
-----------------------------------------------------------
       10                         $60,000
-----------------------------------------------------------
        9                         $54,000
-----------------------------------------------------------
        8                         $48,000
-----------------------------------------------------------
        7                         $42,000
-----------------------------------------------------------
        6                         $36,000
-----------------------------------------------------------
        5                         $30,000
-----------------------------------------------------------

DEFERRED COMPENSATION AGREEMENTS

  Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a trustee of the Fund. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.


THE INVESTMENT ADVISOR



  A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement with the Trust (the "Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises or manages over 90 investment company portfolios encompassing a broad range of investment objectives.



  AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers." A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.



  AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and, (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

  The Advisory Agreement will continue from year to year only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Trust or AIM may terminate the Advisory Agreement on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.


  Pursuant to the terms of the Advisory Agreement, AIM manages the investments of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by AIM will at all times be subject to the policies and control of the Trust's Board of Trustees. AIM shall not be liable to the Fund or its shareholders for any act or omission by AIM or for any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Pursuant to the Advisory Agreement, AIM receives a fee as compensation for its services with respect to the Fund, calculated daily and paid monthly, at an annual rate equal to 0.20% of the first $500 million of the Fund's aggregate average daily net assets, plus 0.175% of the Fund's aggregate average daily net assets in excess of $500 million.


  The Advisory Agreement provides that, upon the request of the Trust's Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement (the "Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries.


  In addition to the fees paid to AIM pursuant to the Advisory Agreement and the Administrative Services Agreement, the Trust, on behalf of the Fund, also pays or causes to be paid all other expenses attributable to the Fund, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents; brokers' commissions in connection with portfolio securities transactions of the Fund; all taxes, including securities issuance and transfer taxes, and fees payable to federal, state or other governmental agencies; the cost and expenses of engraving or printing share certificates; all costs and expenses in connection with registration and maintenance of registration with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing proxy statements, reports to shareholders, prospectuses and statements of additional information of the Fund and supplements thereto; expenses of shareholders' and trustees' meetings; fees and travel expenses of trustees and trustee members of any advisory board or committee; expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing service; fees and expenses of legal counsel, including counsel to the Non-Interested Trustees of the Trust or AIM, and of independent accountants; membership dues of industry associations; interest payable on borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing reports to shareholders, prospectuses and statements of additional information (other than those reports to shareholders, prospectuses and statements of additional information distributed to existing shareholders of the Institutional Shares) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of shares of the Institutional Shares.

  Expenses of the Trust which are not directly attributable to the operations of any class of shares or Portfolio of the Trust are prorated among all classes of the Trust based upon the relative net assets of each class or Portfolio. Expenses of the Trust which are not directly attributable to a specific class of shares but are directly attributable to a specific Portfolio are prorated among all classes of such Portfolio based upon the relative net assets of each such class. Expenses of the Trust which are directly attributable to a specified class of shares are charged against the income available for distribution as dividends to such shares.


  During the fiscal years ended July 31, 1998, 1997 and 1996, AIM received advisory fees of $855,900, $837,760, and $933,207, respectively, pursuant to the Advisory Agreement. During the fiscal years ended July 31, 1998, 1997 and 1996, AIM was reimbursed $59,396, $66,785, and $60,857, respectively, pursuant to the Administrative Services Agreement.


  As described in the Prospectus, AIM may voluntarily waive its fees from time to time, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York acts as custodian for the Fund's portfolio securities and cash. The Bank of New York receives such compensation from the Trust for its services as is agreed to from time to time by The Bank of New York and the Trust. The address of The Bank of New York is 90 Washington Street, 11th floor, New York, New York 10286.


REPORTS


  The Trust furnishes holders of the Institutional Class with semi-annual reports containing information about the Trust and its operations, including a schedule of investments held by the Fund and its financial statements. The annual financial statements are audited by the Fund's independent certified public accountants. The Board of Trustees has selected KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Fund.

PRINCIPAL HOLDERS OF SECURITIES


  To the best of the Trust's knowledge, as of October 26, 1998, the trustees and officers of the Trust owned less than 1% of the outstanding shares of any class of the Trust.


     INSTITUTIONAL CLASS:


  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class, as of October 26, 1998, and the percent of outstanding shares owned by such shareholders are as follows:



                                                       PERCENT
                  NAME AND ADDRESS                     OWNED OF
                   OF RECORD OWNER                     RECORD*
                   ---------------                     --------
Frost National Bank                                     87.58%**
Muir & Co. c/o Frost
P.O. Box 2479
San Antonio, TX 78298-2479

Esor & Co.                                               6.03%
Attn: Trust Operations
P.O. Box 19006
Green Bay, WI 54307-9006



     CLASS A SHARES:



  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Class A shares, as of October 26, 1998, and the percent of outstanding shares owned by such shareholders are as follows:



                                                       PERCENT
                  NAME AND ADDRESS                     OWNED OF
                   OF RECORD OWNER                     RECORD*
                   ---------------                     --------
Merrill Lynch Pierce Fenner & Smith                     16.60%
FBO the Sole Benefit of Customers
Mutual Fund Operations
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246


---------------


 * The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.



** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

     CLASS A SHARES:



  To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares of AIM High Yield Fund II, as of October 26, 1998 and the percent of outstanding shares owned by such shareholders are as follows:



                                                              PERCENT
                      NAME AND ADDRESS                        OWNED OF
                      OF RECORD OWNER                         RECORD*
                      ---------------                         --------
Jonathan C. Schoolar                                           35.69%**
3722 Tartan Lane
Houston, TX 77025

Gary T. Crum                                                   35.69%**
11 Greenway Plaza
Suite 100
Houston, TX 77046

AIM Advisors, Inc.                                             20.97%
ATTN: David Hessel
11 Greenway Plaza
Suite 100
Houston, TX 77046



  Since Class A and Class C shares of High Yield are not yet available for sale to the public, AIM, which provided the initial capitalization of High Yield, currently owns all the Class B and Class C shares of the Fund. High Yield expects that the sale of Class B and Class C shares to the public will promptly reduce the percentage of such classes owned by AIM. However, at this time, AIM owns more than 25% of the Fund's outstanding shares, and therefore may be presumed to be in "control" of the Fund, as defined in the 1940 Act.

---------------
 * The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.


** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.


                           PURCHASES AND REDEMPTIONS

NET ASSET VALUE DETERMINATION

  A complete description of the manner by which shares of the Institutional Class may be purchased appears in the Prospectus under the caption "Purchase of Shares."

  Shares of the Institutional Class are sold at the net asset value of such shares. Shareholders may at any time redeem all or a portion of their shares at net asset value. The investor's price for purchases and redemptions will be the net asset value next determined following the receipt of an order to purchase or a request to redeem shares. The net asset value of the Fund varies depending on the market value of its assets.


  In accordance with the current rules and regulations of the SEC, the net asset value per share of the Fund is determined once daily as of the close of trading of the New York Stock Exchange (the "NYSE") which is generally 4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share of the Fund is determined by subtracting the liabilities (e.g., accrued expenses and dividends payable) of the Fund allocated to the class from the value of securities, cash and other assets (including interest accrued but not collected) of the Fund allocated to the class, and dividing the result by the total number of shares outstanding of such class of the Fund. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.


  Securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchase of Shares," "Redemption of Shares" and "Net Asset Value" in the Prospectus.)

  The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

THE DISTRIBUTION AGREEMENT


  The Trust has entered into a Distribution Agreement with FMC (the "Distribution Agreement"), pursuant to which FMC has agreed to act as the exclusive distributor of shares of the Institutional Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Institutional Class either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Class and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Institutional Class. FMC does not receive any fees from the Fund pursuant to the Distribution Agreement.


  FMC is a registered broker-dealer and is also a wholly owned subsidiary of AIM.


  The Distribution Agreement will continue from year to year only if such continuation is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Fund or FMC may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate in the event of its "assignment," as defined in the 1940 Act.


SUSPENSION OF REDEMPTION RIGHTS

  The right of redemption may be suspended or the date of payment upon redemption may be postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend or holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

  Information concerning the Fund's investment objective and fundamental and operating policies is set forth in the Prospectus. The principal features of the Fund's investment program and the primary risks associated with that investment program are also discussed in the Prospectus. There can be no assurance that the Fund will achieve its objective. The values of the securities in which the Fund invests fluctuate based upon interest rates and market factors.

  Repurchase Agreements. The Fund's investment policies permit the Fund to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of an investment contract from a financial institution, such as a bank or broker-dealer, which contract is secured by U.S. Treasury obligations of the type described above whose value is equal to or greater than the value of the repurchase agreement, including the agreed-upon interest. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by the Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligation, the Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. The Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by the Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-

Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, the Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven calendar days from the date of acquisition by the Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven days of the date of acquisition.

INVESTMENT RESTRICTIONS

  The most significant investment restrictions applicable to the Fund's investment program are set forth in the Prospectus under "Investment
Program -- Restrictions." Additionally, as a matter of fundamental policy which may not be changed without a vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of the Fund, the Fund will not:

          (1) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33 1/3% of the value of its total assets at the time of such borrowing;

          (2) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;

          (3) invest in real estate;

          (4) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

          (5) purchase oil, gas or mineral interests;

          (6) invest in any obligation not payable as to principal and interest in United States currency; or

          (7) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).

  In addition to those policies discussed in the Prospectus and above, the Fund generally will not invest in any company for the purpose of exercising control or management, or purchase securities of an issuer if the officers and trustees of the Trust and the officers and directors of the Fund's investment advisor collectively own beneficially over 5% of the outstanding voting securities of such issuer, in each case excluding holdings of any officer, trustee or director of less than 1/2 of 1% of the outstanding voting securities of such issuer. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

  The percentage limitations set forth in the restrictions noted above are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Fund may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of the Fund's assets occurring subsequent to the time of purchase.

  The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of the Fund are eligible for investment by a federal credit union. In order to ensure that shares of the Fund meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

          (1) The Fund will enter into repurchase agreements only with: (a) banks insured by the Federal Deposit Insurance Corporation (FDIC); (b) savings and loan associations insured by the FDIC; or (c) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

          (2) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

          (3) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

          (4) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

  In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

  To permit the sale of shares of the Fund in Texas, the Fund will limit its investment in securities which are not readily marketable to 15% of its net assets.

                            PERFORMANCE INFORMATION

YIELD CALCULATIONS

  Yields for the Institutional Shares used in advertising are computed as follows: (a) divide the interest and dividend income of the Institutional Class for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the net asset value of the Institutional Class at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

  Income calculated for the purposes of calculating the yield of the Institutional Class differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Institutional Class may differ from the rate of distributions the Institutional Class paid over the same period or the rate of income reported in the financial statements of the Institutional Class.


  The Fund may also quote the distribution rate for the Institutional Class, which expresses the historical amount of income dividends of the Institutional Class to its shareholders as a percentage of the net asset value per share of the Institutional Class. The distribution rate for the Institutional Class for the thirty day period ended July 31, 1998 was 5.26%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1998 by the net asset value per share of the Institutional Class at the end of that period and annualizing the result.


TOTAL RETURN CALCULATIONS

  Total returns quoted in advertising reflect all aspects of the Institutional Class' return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share of the Institutional Class over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Institutional Shares over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance of the Institutional Shares is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Institutional Class.

  In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS


  The following chart shows the total returns for the Institutional Class for the twelve months and the five and ten year periods ended July 31, 1998.



                                                           AVERAGE
                                                           ANNUAL     CUMULATIVE
                                                           RETURN       RETURN
                                                           -------    ----------
Twelve months ended 7/31/98..............................  6.79 %        5.66%
Five years ended 7/31/97.................................  5.19 %       28.78%
Ten years ended 7/31/97..................................  6.82 %       93.38%



  The 30 day yield of the Institutional Class as of July 31, 1998 was 4.79%.



  A hypothetical investment of $1,000 in the Institutional Class made at the beginning of the twelve-month period ended July 31, 1998 would have been worth $1,067.90. During the five-year period ended July 31, 1998, a hypothetical $1,000 investment in the Institutional Class at the beginning of such period would have been worth $1,287.80. A hypothetical investment of $1,000 made at the beginning of the ten-year period ended July 31, 1998, would have been worth $1,933.76, assuming in each case that all distributions were reinvested.


  The performance of the Institutional Class may be compared in advertising to the performance of other mutual funds in general or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Institutional Class may also advertise mutual fund performance rankings which have been assigned to the Institutional Class by such monitoring services.

                             PORTFOLIO TRANSACTIONS


GENERAL BROKERAGE POLICY



  A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since most purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.



  In the event a Fund purchases securities traded in the over-the-counter market, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.



  Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.



  AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.



  AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.



  Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain persons affiliated with the Trust are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.



  The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions.



ALLOCATION OF PORTFOLIO TRANSACTIONS



  AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.



  Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.



SECTION 28(e) STANDARDS



  Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.



  Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.



  The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.



  In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.



  Limited Maturity paid no brokerage commissions to brokers affiliated with that Fund during the past three fiscal years of the Fund.



  Changes in the portfolio holdings of the Fund are made without regard to whether a sale would result in a profit or loss. The portfolio turnover rate of the Fund for the years ended July 31, 1998, 1997 and 1996, were 132.59%, 129.74%, and 117.09%, respectively. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by the Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.



                                     TAXES


  The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


  In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").


  In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, if the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.


  The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

  In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

  If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES


  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income gain or loss for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


  For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

  The Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gains for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.


  The Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20%), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


  Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

  Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or any other fund in the AIM Funds). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.


  The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES


  A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


  If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

  In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of the AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eleven months ended July 31, 1994 and the year ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Limited Maturity Treasury Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the eleven months ended July 31, 1994 and the year ended August 31, 1993, in conformity with generally accepted accounting principles.


                                            /s/ KPMG PEAT MARWICK LLP
                                            ----------------------------
                                                KPMG Peat Marwick LLP


September 4, 1998
Houston, Texas

SCHEDULE OF INVESTMENTS

JULY 31, 1998

                                                            PRINCIPAL
                                                             AMOUNT             MARKET
                                          MATURITY           (000S)             VALUE
U.S. TREASURY SECURITIES
U.S. TREASURY NOTES-99.00%
  5.875%                                  08/31/99           $32,250         $ 32,384,160
-----------------------------------------------------------------------------------------
  5.75%                                   09/30/99            32,045           32,143,378
-----------------------------------------------------------------------------------------
  5.625%                                  10/31/99            32,275           32,324,058
-----------------------------------------------------------------------------------------
  5.625%                                  11/30/99            33,400           33,456,446
-----------------------------------------------------------------------------------------
  5.625%                                  12/31/99            33,000           33,059,400
-----------------------------------------------------------------------------------------
  5.375%                                  01/31/00            33,075           33,022,742
-----------------------------------------------------------------------------------------
  5.50%                                   02/29/00            33,000           33,006,930
-----------------------------------------------------------------------------------------
  5.50%                                   03/31/00            32,000           32,008,320
-----------------------------------------------------------------------------------------
  5.625%                                  04/30/00            32,300           32,367,184
-----------------------------------------------------------------------------------------
  5.50%                                   05/31/00            32,500           32,501,300
-----------------------------------------------------------------------------------------
  5.375%                                  06/30/00            32,840           32,783,515
-----------------------------------------------------------------------------------------
  5.375%                                  07/31/00            33,000           32,936,930
-----------------------------------------------------------------------------------------
    Total U.S. Treasury Securities (Cost
       $391,293,845)                                                          391,994,363
-----------------------------------------------------------------------------------------
    TOTAL INVESTMENTS-99.00%                                                  391,994,363
-----------------------------------------------------------------------------------------
    OTHER ASSETS LESS LIABILITIES-1.00%                                         3,970,184
-----------------------------------------------------------------------------------------
    NET ASSETS-100.00%                                                       $395,964,547
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998

ASSETS:

Investments, at market value (cost $391,293,845)              $  391,994,363
----------------------------------------------------------------------------
Cash                                                                  58,653
----------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                 1,240,495
----------------------------------------------------------------------------
  Interest                                                         4,627,571
----------------------------------------------------------------------------
Investment in deferred compensation plan                              24,994
----------------------------------------------------------------------------
Other assets                                                          73,132
----------------------------------------------------------------------------
    Total assets                                                 398,019,208
----------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                           1,023,583
----------------------------------------------------------------------------
  Dividends                                                          599,786
----------------------------------------------------------------------------
  Deferred compensation                                               24,994
----------------------------------------------------------------------------
Accrued administrative services fees                                   5,227
----------------------------------------------------------------------------
Accrued advisory fees                                                 67,422
----------------------------------------------------------------------------
Accrued distribution fees                                             62,503
----------------------------------------------------------------------------
Accrued transfer agent fees                                           33,450
----------------------------------------------------------------------------
Accrued operating expenses                                           237,696
----------------------------------------------------------------------------
    Total liabilities                                              2,054,661
----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $  395,964,547
============================================================================

NET ASSETS:


Class A                                                       $  345,355,189
============================================================================
Institutional Class                                           $   50,609,358
============================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                           34,300,002
----------------------------------------------------------------------------
Institutional Class                                                5,026,426
============================================================================
Class A:

  Net asset value and redemption price per share              $        10.07
============================================================================
  Offering price per share:
    (Net asset value of $10.07 divided by 99.00%)             $        10.17
============================================================================
Institutional Class:
  Net asset value and offering price per share                $        10.07
============================================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1998

INVESTMENT INCOME:

Interest                                                      $24,949,619
-------------------------------------------------------------------------
EXPENSES:

Advisory fees                                                     855,900
-------------------------------------------------------------------------
Administrative services fees                                       59,396
-------------------------------------------------------------------------
Custodian fees                                                     36,726
-------------------------------------------------------------------------
Transfer agent fees-Class A                                       307,594
-------------------------------------------------------------------------
Transfer agent fees-Institutional Class                            45,118
-------------------------------------------------------------------------
Trustees' fees and expenses                                        24,508
-------------------------------------------------------------------------
Distribution fees-Class A (See Note 2)                            567,049
-------------------------------------------------------------------------
Other                                                             298,763
-------------------------------------------------------------------------
    Total expenses                                              2,195,054
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (4,054)
-------------------------------------------------------------------------
    Net expenses                                                2,191,000
-------------------------------------------------------------------------
Net investment income                                          22,758,619
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities                    1,855,056
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                   (1,793,413)
-------------------------------------------------------------------------
      Net gain from investment securities                          61,643
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $22,820,262
=========================================================================

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JULY 31, 1998 AND 1997

                                                                  1998             1997
                                                              ------------    --------------
OPERATIONS:

  Net investment income                                       $ 22,758,619    $   22,525,910
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities     1,855,056          (328,964)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (1,793,413)        4,775,213
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        22,820,262        26,972,159
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A                                                      (20,003,878)      (19,613,259)
--------------------------------------------------------------------------------------------
  Institutional Class                                           (2,754,741)       (2,912,651)
--------------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Class A                                                      (44,498,315)       27,226,897
--------------------------------------------------------------------------------------------
  Institutional Class                                            1,723,996       (95,511,728)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (42,712,676)      (63,838,582)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          438,677,223       502,515,805
--------------------------------------------------------------------------------------------
  End of period                                               $395,964,547    $  438,677,223
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $400,652,004    $  443,515,589
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               88,842                --
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (5,476,817)       (7,332,297)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 700,518         2,493,931
--------------------------------------------------------------------------------------------
                                                              $395,964,547    $  438,677,223
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the AIM Limited Maturity Treasury Fund (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis. On July 31, 1998, undistributed net investment income was increased by $88,842, undistributed net realized gain (loss) decreased by $424 and paid-in-capital decreased by $89,266 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,440,638, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1998, the Fund reimbursed AIM $59,396 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Trustees of the Fund approved the appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended July 31, 1998, AFS was paid $136,066 with respect to Class A shares, and for the period December 29, 1997 through July 31, 1998, AFS was paid $26,979 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $18,419 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period August 1, 1997 through December 28, 1997.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1998, the Fund paid AIM Distributors $567,049 as compensation under the Plan.
  AIM Distributors received commissions of $56,989 during the year ended July 31, 1998 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the year ended July 31, 1998, the Fund paid legal fees of $4,177 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,054 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,054 during the year ended July 31, 1998.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1998 was $569,622,549 and $612,378,696, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $    692,739
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (17,945)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $    674,794
==========================================================================
Cost of investments for tax purposes is $391,319,569.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1998 and 1997 were as follows:

                                                           1998                          1997
                                               ----------------------------   ---------------------------
                                                  SHARES         AMOUNT         SHARES         AMOUNT
                                               ------------   -------------   -----------   -------------
Sold:
  Class A                                        22,832,451   $ 229,871,705    22,795,689   $ 228,371,816
--------------------------------------------   ------------   -------------    ----------   -------------
  Institutional Class                             1,450,340      14,604,304     2,663,678      26,662,958
--------------------------------------------   ------------   -------------    ----------   -------------
Issued as a reinvestment of dividends:
  Class A                                         1,671,295      16,825,885     1,600,608      16,029,270
--------------------------------------------   ------------   -------------    ----------   -------------
  Institutional Class                                 4,391          44,205        16,172         161,587
--------------------------------------------   ------------   -------------    ----------   -------------
Reacquired:
  Class A                                       (28,922,414)   (291,195,905)  (21,687,977)   (217,174,189)
--------------------------------------------   ------------   -------------    ----------   -------------
  Institutional Class                            (1,281,958)    (12,924,513)  (12,215,116)   (122,336,273)
--------------------------------------------   ------------   -------------    ----------   -------------
                                                 (4,245,895)  $ (42,774,319)   (6,826,946)  $ (68,284,831)
============================================   ============   =============    ==========   =============

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class outstanding during each of the years in the four-year period ended July 31, 1998, the eleven months ended July 31, 1994 and the year ended August 31, 1993.

                                                                    JULY 31,
                                               --------------------------------------------------   AUGUST 31,
                                                1998      1997       1996       1995       1994        1993
                                               -------   -------   --------   --------   --------   ----------
Net asset value, beginning of period           $ 10.07   $  9.97   $  10.03   $   9.96   $  10.24    $  10.21
---------------------------------------------  -------   -------   --------   --------   --------    --------
Income from investment operations:
  Net investment income                           0.56      0.56       0.58       0.57       0.37        0.44
---------------------------------------------  -------   -------   --------   --------   --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                        --      0.10      (0.06)      0.07      (0.20)       0.05
---------------------------------------------  -------   -------   --------   --------   --------    --------
    Total from investment operations              0.56      0.66       0.52       0.64       0.17        0.49
---------------------------------------------  -------   -------   --------   --------   --------    --------
Less distributions:
  Dividends from net investment income           (0.56)    (0.56)     (0.58)     (0.57)     (0.37)      (0.44)
---------------------------------------------  -------   -------   --------   --------   --------    --------
  Distributions from net realized gains             --        --         --         --      (0.08)      (0.02)
---------------------------------------------  -------   -------   --------   --------   --------    --------
    Total distributions                          (0.56)    (0.56)     (0.58)     (0.57)     (0.45)      (0.46)
---------------------------------------------  -------   -------   --------   --------   --------    --------
Net asset value, end of period                 $ 10.07   $ 10.07   $   9.97   $  10.03   $   9.96    $  10.24
=============================================  =======   =======   ========   ========   ========    ========
Total return(a)                                  5.66%     6.79%      5.27%      6.61%      1.72%       4.88%
=============================================  =======   =======   ========   ========   ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $50,609   $48,866   $143,468   $129,530   $134,971    $130,690
=============================================  =======   =======   ========   ========   ========    ========
Ratio of expenses to average net assets          0.32%(b)   0.31%     0.27%      0.28%      0.25%(c)     0.24%
=============================================  =======   =======   ========   ========   ========    ========
Ratio of net investment income to average net
  assets                                         5.51%(b)   5.56%     5.72%      5.70%      3.98%(c)     4.30%
=============================================  =======   =======   ========   ========   ========    ========
Portfolio turnover rate                           133%      130%       117%       120%       120%        123%
=============================================  =======   =======   ========   ========   ========    ========

(a) Total returns are not annualized for the periods less than one year.
(b) Ratios are based on average net assets of $49,917,358.
(c) Annualized.

                                     PART C
                                OTHER INFORMATION


Item 24.  (a)       Financial Statements:


          (1)       Class A Shares of AIM Limited Maturity Treasury Fund


                    In Part A:  Financial Highlights


                    In Part B:  (1)     Independent Auditors' Report
                                (2)     Schedule of Investments as of July 31,
                                        1998 (audited)
                                (3)     Statement of Assets and Liabilities as
                                        of July 31, 1998 (audited)
                                (4)     Statement of Operations for the year
                                        ended July 31, 1998 (audited)
                                (5)     Statements of Changes in Net Assets for
                                        the years ended July 31, 1998 and 1997
                                (6)     Footnotes to Financial Statements

          (2)       Institutional Class of AIM Limited Maturity Treasury Fund


                    In Part A:  Financial Highlights


                    In Part B:  (1)     Independent Auditors' Report
                                (2)     Schedule of Investments as of July 31,
                                        1998 (audited)
                                (3)     Statement of Assets and Liabilities as
                                        of July 31, 1998
                                (4)     Statement of Operations for the year
                                        ended July 31, 1998
                                (5)     Statements of Changes in Net Assets for
                                        the years ended July 31, 1998 and 1997
                                (6)     Footnotes to Financial Statements

          (3)       AIM High Yield Fund II

                    In Part A:  None

                    In Part B:  None


          (b)       Exhibits:


Exhibit
Number                                   Description
-------                                  -----------
(1)       (a)   -   Agreement and Declaration of Trust of the Registrant was
                    filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 3 on August 16, 1993, and was filed electronically as an
                    Exhibit to Post-Effective Amendment No. 6 on November 17,
                    1995.

          (b)   -   First Amendment to Agreement and Declaration of Trust of
                    Registrant was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 4 on October 15, 1993, and was
                    filed electronically as an Exhibit to Post-Effective
                    Amendment No. 6 on November 17, 1995.

          (c)   -   Second Amendment to Agreement and Declaration of Trust of
                    Registrant was filed electronically as an Exhibit to
                    Post-Effective Amendment No. 7 on November 21, 1996.

          (d)   -   Third Amendment to Agreement and Declaration of Trust of
                    Registrant was filed electronically as an Exhibit to
                    Post-Effective Amendment No. 8 on November 21, 1997.

          (e)   -   Fourth Amendment to Agreement and Declaration of Trust of
                    Registrant was filed as an Exhibit to Post-Effective
                    Amendment No. 9 on July 10, 1998.

          (f)   -   Fifth Amendment to Agreement and Declaration of Trust of
                    Registrant was filed as an Exhibit to Post-Effective
                    Amendment No. 9 on July 10, 1998.

          (g)   -   Sixth Amendment to Agreement and Declaration of Trust of
                    Registrant is filed herewith electronically.

          (h)   -   Amended and Restated Agreement and Declaration of Trust of
                    Registrant is filed herewith electronically.

(2)       (a)   -   By-Laws of the Registrant were filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 3 on August 16,
                    1993, and were filed electronically as an Exhibit to
                    Post-Effective Amendment No. 7 on November 21, 1996.

          (b)   -   Amendment to By-Laws of Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November
                    30, 1994, and was filed electronically as an Exhibit to
                    Post-Effective Amendment No. 7 on November 21, 1996.

          (c)   -   Second Amendment to By-Laws of Registrant was filed as an
                    Exhibit to Registrant's Post-Effective Amendment No. 5 on
                    November 30, 1994, and was filed electronically as an
                    Exhibit to Post-Effective Amendment No. 7 on November 21,
                    1996.

          (d)   -   Amended and Restated By-laws of Registrant were filed as an
                    Exhibit to Post-Effective Amendment No. 8 on November 21,
                    1997.

          (e)   -   Amended and Restated Bylaws of Registrant, effective
                    November 5, 1998, are filed herewith electronically.

(3)             -   Voting Trust Agreement - None.

(4)       (a)   -   Specimen share certificate for Registrant's Limited Maturity
                    Treasury Portfolio -AIM Limited Maturity Treasury Shares was
                    filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 5 on November 30, 1994.

          (b)   -   Specimen share certificate for Institutional Shares was
                    filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 3 on August 16, 1993.

(5)       (a)   -   Investment Advisory Agreement between Registrant (on behalf of its AIM Adjustable Rate Government Fund) and A I M
                    Advisors, Inc. was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 1 on June 15, 1992.

          (b)   -   Master Investment Advisory Agreement, dated as of August 6,
                    1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4
                    on October 15, 1993.

          (c)   -   Master Investment Advisory Agreement, dated October 18,
                    1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5
                    on November 30, 1994, and was filed electronically as an
                    Exhibit to Post-Effective Amendment No. 6 on November 17,
                    1995.

          (d)   -   Notice of Termination dated November 18, 1994 to Master
                    Investment Advisory Agreement, dated October 18, 1993,
                    between Registrant, with respect to the AIM Adjustable Rate
                    Government Fund, and A I M Advisors, Inc. was filed
                    electronically as an Exhibit to Post-Effective Amendment No.
                    6 on November 17, 1995.

          (e)   -   (1)(i) Master Investment Advisory Agreement, dated February
                    28, 1997, between Registrant and A I M Advisors, Inc. was
                    filed electronically as an Exhibit to Post-Effective
                    Amendment No. 8 on November 21, 1997 and is hereby
                    incorporated by reference.

                    (1)(ii) Amendment No. 1 to the Master Investment Advisory
                    Agreement, dated February 28, 1997, between Registrant and
                    A I M Advisors, Inc., with respect to AIM High Yield Fund
                    II, is filed herewith electronically.

(6)       (a)   -   (1) Distribution Agreement between Registrant (on behalf of its AIM Adjustable Rate Government Fund) and A I M
                    Distributors, Inc. was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 1 on June 15, 1992.

                    (2) Master Distribution Agreement, dated August 6, 1993, between Registrant (on behalf of its AIM Adjustable Rate
                    Government Fund and Limited Maturity Treasury Portfolio -
                    AIM Limited Maturity Treasury Shares) and A I M
                    Distributors, Inc. was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 4 on October 15, 1993.

                    (3) Distribution Agreement, dated August 6, 1993, between
                    Registrant (on behalf of its Limited Maturity Treasury
                    Portfolio - Institutional Shares) and Fund Management
                    Company was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 4 on October 15, 1993.

                    (4)(i) Master Distribution Agreement, dated October 18,
                    1993, between Registrant (on behalf of its Limited Maturity
                    Treasury Portfolio - AIM Limited Maturity Treasury Shares) and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November 30,
                    1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

                    (4)(ii) Amendment No. 1 dated November 18, 1994, to Master
                    Distribution Agreement, dated October 18, 1993, between
                    Registrant (on behalf of its Limited Maturity Treasury
                    Portfolio - AIM Limited Maturity Treasury Shares) and A I M
                    Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

                    (5) Master Distribution Agreement dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No.
                    8 on November 21, 1997.

                    (6) Amended and Restated Master Distribution Agreement between Registrant (on behalf of Registrant's Class A and
                    Class C shares) and A I M Distributors, Inc. is filed herewith electronically.

                    (7) Master Distribution Agreement between Registrant (on behalf of Registrant's Class B shares) and AIM Distributors,
                    Inc. is filed herewith electronically.

                    (8) Distribution Agreement, dated October 18, 1993, between
                    Registrant (on behalf of its Limited Maturity Treasury
                    Portfolio - Institutional Shares) and Fund Management
                    Company was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective
                    Amendment No. 7 on November 21, 1996.

                    (9) Master Distribution Agreement, dated February 28, 1997, between Registrant (on behalf of the Institutional Shares of AIM Limited Maturity Treasury Fund) and Fund Management
                    Company was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

          (b)   -   Form of Selected Dealer Agreement between A I M
                    Distributors, Inc. and selected dealers is filed herewith
                    electronically.

          (c)   -   Form of Bank Selling Group Agreement between A I M
                    Distributors, Inc. and banks is filed herewith
                    electronically.

          (d)   -   Form of Service Agreement for Certain Retirement Plans
                    between Fund Management Company and Plan Providers was filed electronically as an Exhibit to Post-Effective Amendment No.
                    6 on November 17, 1995, and is hereby incorporated by
                    reference.

(7)       (a)   -   Retirement Plan for Registrant's Non-Affiliated Trustees was
                    filed as an Exhibit to Registrant's Post-Effective Amendment
                    No. 5 on November 30, 1994.

          (b)   -   Retirement Plan for Registrant's Non-Affiliated Trustees
                    effective as of March 8, 1994, as restated September 18,
                    1995, was filed electronically as an Exhibit to
                    Post-Effective Amendment No. 7 on November 21, 1996 and is
                    hereby incorporated by reference.

          (c)   -   Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Trustees was filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 5 on November 30,
                    1994.

          (d)   -   Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Trustees as approved December 5, 1995, was
                    filed electronically as an Exhibit to Post-Effective
                    Amendment No. 7 on November 21, 1996 and is hereby
                    incorporated by reference.

          (e)   -   Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Trustees as approved March 12, 1997, was
                    filed as an Exhibit to Post-Effective Amendment No. 9 on
                    July 10, 1998 and is hereby incorporated by reference.

(8)       (a)(i)   -    Custody Agreement between Registrant and State Street
                        Bank and Trust Company was filed as an Exhibit to
                        Registrant's Post-Effective Amendment No. 1 on June 15,
                        1992.

          (a)(ii)  -    Second Amended and Restated Custody Agreement between
                        Short-Term Investments Co. (on behalf of its Limited
                        Maturity Treasury Portfolio) and The Bank of New York
                        was filed as an Exhibit to Registrant's Post-Effective
                        Amendment No. 5 on November 30, 1994, and was filed
                        electronically as an Exhibit to Post-Effective Amendment
                        No.7 on November 21, 1996 and is hereby incorporated by
                        reference.

          (a)(iii) -    Amendment to Second Amended and Restated Custody
                        Agreement between Short-Term Investments Co. (on behalf
                        of its Limited Maturity Treasury Portfolio) and The Bank
                        of New York was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 5 on November 30, 1994, and
                        was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 7 on November 21, 1996 and is hereby
                        incorporated by reference.

          (a)(iv)  -    Assignment and Acceptance of Assignment of Custody
                        Agreement between Registrant (on behalf of its Limited
                        Maturity Treasury Portfolio) and Short-Term Investments
                        Co. (on behalf of its Limited Maturity Treasury
                        Portfolio) was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 5 on November 30, 1994, and
                        was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 7 on November 21, 1996 and is hereby
                        incorporated by reference.

          (a)(v)   -    Custodian Contract, dated September 28, 1998, between
                        Registrant (on behalf of its High Yield Fund II
                        portfolio) and State Street Bank and Trust Company is
                        filed herewith electronically.

          (b)      -    Subcustodian Agreement with Texas Commerce Bank, dated
                        September 9, 1994, among Texas Commerce Bank National
                        Association, State Street Bank and Trust Company, A I M
                        Fund Services, Inc. and Registrant was filed
                        electronically as an Exhibit to Post-Effective Amendment
                        No. 7 on November 21, 1996 and is hereby incorporated by
                        reference.

(9)       (a)      -    (1) Administrative Services Agreement between Registrant
                        and A I M Advisors, Inc. was filed as an Exhibit to
                        Registrant's Post-Effective Amendment No. 1 on June 15,
                        1992.

                        (2) Master Administrative Services Agreement, dated as of August 6, 1993, between Registrant and A I M
                        Advisors, Inc. was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 4 on October 15, 1993.

                        (3)(i) Master Administrative Services Agreement, dated
                        October 18, 1993, between Registrant and A I M Advisors,
                        Inc. was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 5 on November 30, 1994, and was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 6 on November 17, 1995.

                        (3)(ii) Amendment No. 1 dated November 18, 1994 to
                        Master Administrative Services Agreement, dated October
                        18, 1993, between Registrant and A I M Advisors, Inc.
                        was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 6 on November 17, 1995.

                        (4)(i) Master Administrative Services Agreement, dated
                        February 28, 1997, between Registrant and A I M
                        Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

                        (4)(ii) Amendment No. 1 to the Master Administrative
                        Services Agreement, dated February 28, 1998, between
                        Registrant and A I M Advisors, Inc. is filed herewith electronically.

                        (5)(i) Administrative Services Agreement, dated as of
                        October 18, 1993, between A I M Advisors, Inc., on behalf of Registrant's portfolios and classes, and A I M
                        Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November
                        30, 1994.

                        (5)(ii) Amendment No. 1 dated May 11, 1994, to
                        Administrative Services Agreement, dated October 18,
                        1993, between A I M Advisors, Inc., on behalf of
                        Registrant's portfolios and classes, and A I M Fund
                        Services, Inc. was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 5 on November 30, 1994.

                        (5)(iii) Amendment No. 2 dated July 1, 1994, to
                        Administrative Services Agreement, dated October 18,
                        1993, between A I M Advisors, Inc., on behalf of
                        Registrant's portfolios and classes, and A I M Fund
                        Services, Inc. was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 5 on November 30, 1994.

                        (5)(iv) Amendment No. 3 dated September 16, 1994, to
                        Administrative Services Agreement, dated October 18,
                        1993, between A I M Advisors, Inc., on behalf of
                        Registrant's portfolios and classes, and A I M Fund
                        Services, Inc. was filed as an Exhibit to Registrant's
                        Post-Effective Amendment No. 5 on November 30, 1994.

                        (5)(v) Amendment No. 4 dated November 1, 1994, to
                        Administrative Services Agreement, dated October 18,
                        1993, between A I M Advisors, Inc., on behalf of
                        Registrant's portfolios and classes, and A I M Fund
                        Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November 17, 1995.

          (b)   -       (1)(i) Transfer Agency Agreement between Registrant and
                        The Shareholder Services Group, Inc. was filed as an
                        Exhibit to Registrant's Post-Effective Amendment No. 2
                        on November 27, 1992.

                        (1)(ii) Amendment to Transfer Agency Agreement between
                        Registrant and The Shareholder Services Group, Inc. was filed as an Exhibit to Registrant's Post-Effective
                        Amendment No. 2 on November 27, 1992.

                        (1)(iii) Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First
                        Data Investor Services Group (formerly The Shareholder
                        Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 6 on November
                        17, 1995 and is hereby incorporated by reference.

                        (1)(iv) Amendment No. 1 Remote Access and Related
                        Services Agreement, dated October 4, 1995, between
                        Registrant and First Data Investor Services Group
                        (formerly The Shareholder Services Group, Inc). was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 6 on November 17, 1995 and is hereby incorporated by reference.

                        (1)(v) Addendum No. 2 to Remote Access and Related
                        Services Agreement, dated October 12, 1995, between
                        Registrant and First Data Investor Services Group
                        (formerly The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 6 on November 17, 1995 and is hereby incorporated by reference.

                        (1)(vi) Amendment No. 3 to Remote Access and Related
                        Services Agreement, dated February 1, 1997 between
                        Registrant and First Data Investor Services Group was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

                        (1)(vii) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated
                        December 23, 1994, between Registrant and First Data
                        Investor Services Group, Inc. was filed as an Exhibit to Post-Effective Amendment No. 9 on July 10, 1998 and is hereby incorporated by reference.

                        (1)(viii) Amendment No. 4 to Remote Access and Related
                        Services Agreement, dated June 30, 1998 between
                        Registrant and First Data Investor Services Group, Inc.
                        is filed herewith electronically.

                        (1)(ix) Amendment No. 5 to Remote Access and Related
                        Services Agreement, dated July 1, 1998 between
                        Registrant and First Data Investor Services Group, Inc.
                        is filed herewith electronically.

                        (2) Preferred Registration Technology Escrow Agreement, dated September 10, 1997, between Registrant and First
                        Data Investor Services Group, Inc. was filed as an
                        Exhibit to Post-Effective Amendment No. 9 on July 10,
                        1998 and is hereby incorporated by reference.

                        (3) Assignment and Acceptance of Assignment of Transfer
                        Agency Agreement among Registrant (on behalf of its Limited Maturity Treasury Portfolio - Institutional
                        Shares), Short-Term Investments Co. and State Street
                        Bank and Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on November
                        30, 1994.

                        (4) Transfer Agency and Service Agreement, dated
                        November 1, 1994, between Registrant (on behalf of its
                        Limited Maturity Treasury Portfolio - AIM Limited
                        Maturity Treasury Shares) and A I M Fund Services, Inc.
                        was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 6 on November 17, 1995.

                        (5) Transfer Agency and Service Agreement, dated July 1,
                        1995, between Registrant (on behalf of its Limited
                        Maturity Treasury Portfolio - Institutional Shares) and
                        A I M Institutional Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment
                        No. 6 on November 17, 1995.

                        (5)(i) Amendment No. 1 to Transfer Agency and Service
                        Agreement, dated July 1, 1996, between Registrant and
                        A I M Institutional Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment
                        No. 8 on November 21, 1997.

                        (5)(ii) Amendment No. 2 to Transfer Agency and Service
                        Agreement, dated July 1, 1997, between Registrant and
                        A I M Institutional Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment
                        No. 8 on November 21, 1997.

                        (6) Amended and Restated Transfer Agency and Service
                        Agreement, dated December 29, 1997, between Registrant and A I M Fund Services, Inc. was filed as an Exhibit to Post-Effective Amendment No. 9 on July 10, 1998.

(10)              -     Consent of Ballard Spahr Andrews & Ingersoll, LLP is
                        filed herewith electronically.

(11)      (a)     -     Consent of Dechert Price & Rhoads is filed herewith
                        electronically.

          (b)     -     Consent of KPMG Peat Marwick LLP is filed herewith
                        electronically.

          (c)     -     (1) Opinion of Dechert Price & Rhoads was filed as an
                        Exhibit to Registrant's Post-Effective Amendment No. 5
                        on November 30, 1994 and was filed electronically as an
                        Exhibit to Post-Effective Amendment No. 7 on November
                        21, 1996.

                        (2) Opinion of Dechert Price & Rhoads was filed electronically as an Exhibit to Post-Effective
                        Amendment No. 8 on November 21, 1997 and is hereby incorporated by reference.

(12)              -     Financial Statements - None.

(13)              -     Initial Capitalization Agreement of Registrant's AIM
                        High Yield Fund II is filed herewith electronically.

(14)      (a)     -     (1) Form of the Registrant's IRA documents was filed as
                        an Exhibit to the Registrant's Post-Effective Amendment
                        No. 3 on August 16, 1993.

                        (2) Forms of Registrant's IRA Documents were filed as an Exhibit to Post-Effective Amendment No. 9 on July 10,
                        1998 and is hereby incorporated by reference.

          (b)     -     (1) Form of the Registrant's Simplified Employee Pension
                        - Individual Retirement Accounts Contribution Agreement
                        was filed as an Exhibit to Registrant's Post-Effective
                        Amendment No. 3 on August, 1993.

                        (2) Forms of Registrant's Simplified Employee Pension
                        Plan and Salary Reduction Simplified Employee Pension
                        Plan Documents were filed as an Exhibit to Post-Effective Amendment No. 9 on July 10, 1998 and is hereby incorporated by reference.

          (c)     -     (1) Form of the Registrant's Combination Profit
                        Sharing-Money Purchase Plan and Trust was filed as an
                        Exhibit to Registrant's Post-Effective Amendment No. 3
                        on August 16, 1993.

                        (2) Forms of Registrant's Money Purchase Pension and
                        Profit Sharing Plan Document, Trust Agreement, Adoption
                        Agreement, Summary Plan Descriptions and Applications were filed as an Exhibit to Post-Effective Amendment No.
                        9 on July 10, 1998 and is hereby incorporated by reference.

          (d)     -     (1) Form of the Registrant's 403(b) Plan was filed as an
                        Exhibit to Registrant's Post-Effective Amendment No. 3
                        on August 16, 1993.

                        (2) Forms of Registrant's 403(b) Plan Documents were filed as an Exhibit to Post-Effective Amendment No. 9 on July 10, 1998 and is hereby incorporated by reference.

          (e)     -     Forms of Registrant's SIMPLE IRA were filed as an
                        Exhibit to Post-Effective Amendment No. 9 on July 10,
                        1998 and is hereby incorporated by reference.

          (f)     -     Forms of Registrant's Roth IRA were filed as an Exhibit
                        to Post-Effective Amendment No. 9 on July 10, 1998 and
                        is hereby incorporated by reference.

          (g)     -     Forms of Registrant's Education IRA documents are filed
                        herewith electronically.

(15)      (a)     -     (1) Distribution Plan for Registrant (on behalf of its
                        Limited Maturity Treasury Portfolio - AIM Limited
                        Maturity Treasury Shares), was filed electronically as
                        an Exhibit to Post-Effective Amendment No. 6 on November
                        17, 1995.

                        (2) Amended and Restated Master Distribution Plan, dated
                        June 30, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 8 on November 21, 1997.

                        (3) Second Amended and Restated Master Distribution Plan for Registrant's Class A shares is filed herewith electronically.

                        (4) Third Amended and Restated Master Distribution Plan for Registrant's Class A and Class C shares is filed herewith electronically.

                        (5) Master Distribution Plan for Registrant's Class B shares is filed herewith electronically.

          (b)     -     Form of Shareholder Service Agreement to be used in
                        connection with Registrant's Master Distribution Plan is
                        filed herewith electronically.

          (c)     -     Form of Bank Shareholder Service Agreement to be used in
                        connection with Registrant's Master Distribution Plan is
                        filed herewith electronically.

          (d)     -     Form of Agency Pricing Agreement (for the Retail
                        Classes) to be used in connection with Registrant's
                        Master Distribution Plan is filed herewith
                        electronically.

          (e)     -     Forms of Service Agreements for Bank Trust Departments
                        and for Brokers for Bank Trust Departments to be used in
                        connection with Registrant's Master Distribution Plan
                        are filed herewith electronically.

          (f)     -     Form of Variable Group Annuity Contractholder Service
                        Agreement to be used in connection with Registrant's
                        Master Distribution Plan is filed herewith
                        electronically.

(16)              -     Schedule of Performance Quotations was filed as an
                        Exhibit to the Registrant's Registration Statements on
                        August 16, 1993 and on October 15, 1993, and was filed
                        electronically as an Exhibit to Post-Effective Amendment
                        No. 7 on November 21, 1996, and is hereby incorporated
                        by reference.

(18)      (a)     -     Multiple Class (Rule 18f-3) Plan was filed
                        electronically as an Exhibit to Post-Effective Amendment
                        No. 7 on November 21, 1996.

          (b)     -     Amended and Restated Multiple Class Plan, effective as
                        of July 1, 1997, was filed electronically as an Exhibit
                        to Post-Effective Amendment No. 8 on November 21, 1997.

          (c)     -     Second Amended and Restated Multiple Class Plan,
                        effective September 1, 1997, was filed electronically as
                        an Exhibit to Post-Effective Amendment No. 8 on November
                        21, 1997 and is hereby incorporated by reference.

(27)              -     Financial Data Schedule is filed herewith
                        electronically.


Item 25. Persons Controlled by or Under Common Control With Registrant

         Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

         None.

Item 26. Number of Holders of Securities

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


                                                 Number of Record Holders
                Title of Class                    as of October 26, 1998
                --------------                   ------------------------
        AIM Limited Maturity Treasury Fund
            Class A Shares                                10,172
            Institutional Class                               15

        AIM High Yield Fund II
            Class A Shares                                    22
            Class B Shares                                     2
            Class C Shares                                     2


Item 27. Indemnification

         State the general effect of any contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Delaware law provides that subject to such standards or restrictions, if any, as are set forth in the governing instrument of a business trust, a business trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Registrant's Agreement and Declaration of Trust provides that every person who is or has been a trustee or officer of the Registrant shall be indemnified by the Registrant to the fullest extent permitted by Delaware law, the Registrant's bylaws and other applicable law. The Registrant's bylaws provide that a trustee, when acting in such capacity, shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee, provided that nothing contained in the bylaws or the Delaware Business Trust Act shall protect any trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of his office.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue.

         The Registrant has obtained insurance coverage for its officers and trustees under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $25,000,000 limit of liability.

Item 28. Business and Other Connections of Investment Advisor

         Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at and time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

         The only employment of a substantial nature of the officers and directors of A I M Advisors, Inc. (the "Advisor"), the Registrant's investment advisor, is with the Advisor and its affiliated companies. For additional information regarding the Advisor and its officers and directors, see "Management" in the Prospectus and the Statement of Additional Information for the Class A shares and "Management of the Trust" and "General Information About the Fund" in the Prospectus and the Statement of Additional Information, respectively, for the Institutional Class.

Item 29. Principal Underwriters

  (a)(1) A I M Distributors, Inc., the Registrant's principal underwriter for the Class A, Class B and Class C shares, also acts as a principal underwriter to the following investment companies:


         AIM Advisor Funds, Inc.
         AIM Equity Funds, Inc. (Retail Classes)
         AIM Funds Group
         AIM Growth Series
         AIM International Funds, Inc.
         AIM Investment Funds
         AIM Investment Portfolios
         AIM Series Trust
         AIM Special Opportunities Funds
         AIM Summit Fund, Inc.
         AIM Tax-Exempt Funds, Inc.
         AIM Variable Insurance Funds, Inc.
         GT Global Floating Rate Fund, Inc.

     (a)(2) Fund Management Company, the Registrant's principal underwriter for Institutional Class of AIM Limited Maturity Treasury Fund, also acts as a principal underwriter to the following investment companies:

             AIM Equity Funds, Inc. (Institutional Classes)
             Short-Term Investments Co.
             Short-Term Investments Trust
             Tax-Free Investments Co.

     (b) The following table sets forth information with respect to each director and officer of: (1) A I M Distributors, Inc.

     (c)     None.

Name and Principal            Position and Offices                            Position and Offices
Business Address*             with Principal Underwriter                      with Registrant
------------------            --------------------------                      ---------------------

Charles T. Bauer              Chairman of the Board of Directors              Chairman and Trustee

Michael J. Cemo               Director and President                          None

Gary T. Crum                  Director                                        Senior Vice President

Robert H. Graham              Director and Senior  Vice President             Trustee and President

W. Gary Littlepage            Director and Senior Vice President              None

John Caldwell                 Senior Vice President                           None

Marilyn M. Miller             Senior Vice President                           None

James L. Salners              Senior Vice President                           None

Gordon J. Sprague             Senior Vice President                           None

Michael C. Vessels            Senior Vice President                           None

B. J. Thompson                First Vice President                            None

John J. Arthur                Vice President and Treasurer                    Senior Vice President
                                                                              and Treasurer

Melville B. Cox               Vice President and                              Vice President
                              Chief Compliance Officer

Ofelia M. Mayo                General Counsel, Vice President                 Assistant Secretary
                              and Assistant Secretary


------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal            Position and Offices                            Position and Offices
Business Address*             with Principal Underwriter                      with Registrant
------------------            --------------------------                      ---------------------

James R. Anderson             Vice President                                  None

Mary K. Coleman               Vice President                                  None

Charles R. Dewey              Vice President                                  None

Sidney M. Dilgren             Vice President                                  None

Tony D. Green                 Vice President                                  None

William H. Kleh               Vice President                                  None

Terri L. Ransdell             Vice President                                  None

Carol F. Relihan              Vice President                                  Senior Vice President
                                                                              and Secretary

Kamala C. Sachidanandan       Vice President                                  None

Frank V. Serebrin             Vice President                                  None

Christopher T. Simutis        Vice President                                  None

Robert D. Van Sant, Jr.       Vice President                                  None

Gary K. Wendler               Vice President                                  None

Kathleen J. Pflueger          Secretary                                       Assistant Secretary

David E. Hessel               Assistant Vice President, Assistant             None
                              Treasurer and Controller

Luke P. Beausoleil            Assistant Vice President                        None

Tisha B. Christopher          Assistant Vice President                        None

Glenda A. Dayton              Assistant Vice President                        None

Kathleen M. Douglas           Assistant Vice President                        None

Terri N. Fiedler              Assistant Vice President                        None

Mary E. Gentempo              Assistant Vice President                        None

Jeffrey L. Horne              Assistant Vice President                        None


------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal            Position and Offices                            Position and Offices
Business Address*             with Principal Underwriter                      with Registrant
------------------            --------------------------                      ---------------------

Melissa E. Hudson             Assistant Vice President                        None

Jodie L. Johnson              Assistant Vice President                        None

Kathryn Jordan                Assistant Vice President                        None

Wayne W. LaPlante             Assistant Vice President                        None

Kim T. Lankford               Assistant Vice President                        None

Ivy B. McLemore               Assistant Vice President                        None

David B. O'Neil               Assistant Vice President                        None

Patricia M. Shyman            Assistant Vice President                        None

Nicholas D. White             Assistant Vice President                        None

Norman W. Woodson             Assistant Vice President                        None

Nancy L. Martin               Assistant General Counsel                       Assistant Secretary
                              and Assistant Secretary

Samuel D. Sirko               Assistant General Counsel                       Assistant Secretary
                              and Assistant Secretary

Stephen I. Winer              Assistant Secretary                             Assistant Secretary

            (2)   Fund Management Company

Charles T. Bauer              Chairman of the Board of Directors              Chairman and Trustee

J. Abbott Sprague             Director and President                          None

Robert H. Graham              Director and Senior Vice President              President and Trustee

Carol F. Relihan              Director, Vice President and                    Senior Vice President
                              General Counsel                                 and Secretary

Mark D. Santero               Senior Vice President                           None

William J. Wendel             Senior Vice President                           None

John J. Arthur                Vice President and Treasurer                    Senior Vice President and
                                                                              Treasurer


-------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal            Position and Offices                            Position and Offices
Business Address*             with Principal Underwriter                      with Registrant
------------------            --------------------------                      ---------------------

Melville B. Cox               Vice President and                              Vice President
                              Chief Compliance Officer

Stephen I. Winer              Vice President, Assistant General               Assistant Secretary
                              Counsel and Assistant Secretary

James R. Anderson             Vice President                                  None

Nancy A. Beck                 Vice President                                  None

Kathleen J. Pflueger          Secretary                                       Assistant Secretary

David E. Hessel               Assistant Vice President,                       None
                              Assistant Treasurer and
                              Controller

Dana R. Sutton                Assistant Vice President                        Vice President
                              and Assistant Treasurer                         and Assistant Treasurer

Jeffrey L. Horne              Assistant Vice President                        None

Robert W. Morris, Jr.         Assistant Vice President                        None

Ann M. Srubar                 Assistant Vice President                        None

Nicholas D. White             Assistant Vice President                        None

Nancy L. Martin               Assistant General Counsel and                   Assistant Secretary
                              Assistant Secretary

Ofelia M. Mayo                Assistant General Counsel                       Assistant Secretary
                              and Assistant Secretary

Samuel D. Sirko               Assistant General Counsel and                   Assistant Secretary
                              Assistant Secretary


-------------

* 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


(c)          Not Applicable


Item 30.     Location of Accounts and Records

     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant's Custodians, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, with respect to AIM Limited Maturity Treasury Fund, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, with respect to AIM High Yield Fund II, and Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc. (on behalf of Registrant's AIM Limited Maturity Treasury Fund - Class A shares and Institutional Class and on behalf of its AIM High Yield Fund II - Class A, Class B and Class C shares), P.O. Box 4739, Houston, Texas 77210-4739.

Item 31.  Management Services

     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A and Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

     None.

Item 32.  Undertakings

     (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable Fund's latest annual report to shareholders, upon request and without charge.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 18th day of November, 1998.

                            REGISTRANT:    AIM INVESTMENT SECURITIES FUNDS

                                    By:      /s/ ROBERT H. GRAHAM
                                        ---------------------------------
                                           Robert H. Graham, President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          SIGNATURES                            TITLE                        DATE
          ----------                            -----                        ----
      /s/ CHARLES T. BAUER               Chairman & Trustee                11/18/98
---------------------------------
      (Charles T. Bauer)

     /s/ ROBERT H. GRAHAM                Trustee & President               11/18/98
---------------------------------    (Principal Executive Officer)
      (Robert H. Graham)

     /s/ BRUCE L. CROCKETT                     Trustee                     11/18/98
---------------------------------
      (Bruce L. Crockett)

      /s/ OWEN DALY II                         Trustee                     11/18/98
---------------------------------
        (Owen Daly II)

    /s/ EDWARD K. DUNN, JR.                    Trustee                     11/18/98
---------------------------------
     (Edward K. Dunn, Jr.)

    /s/ JACK FIELDS                            Trustee                     11/18/98
---------------------------------
         (Jack Fields)

    /s/ CARL FRISCHLING                        Trustee                     11/18/98
---------------------------------
       (Carl Frischling)

    /s/ PREMA MATHAI-DAVIS                     Trustee                     11/18/98
---------------------------------
     (Prema Mathai-Davis)

   /s/ LEWIS F. PENNOCK                        Trustee                     11/18/98
---------------------------------
      (Lewis F. Pennock)

  /s/ IAN W. ROBINSON                          Trustee                     11/18/98
---------------------------------
       (Ian W. Robinson)

   /s/ LOUIS S. SKLAR                          Trustee                     11/18/98
---------------------------------
       (Louis S. Sklar)

   /s/ JOHN J. ARTHUR                  Senior Vice President &             11/18/98
---------------------------------    Treasurer (Principal Financial
       (John J. Arthur)                 and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit
  No.
-------
1(g)          Sixth Amendment to Agreement and Declaration of Trust of
              Registrant

1(h)          Amended and Restated Agreement and Declaration of Trust of
              Registrant

2(e)          Amended and Restated Bylaws of Registrant

5(e)(1)(ii)   Amendment No. 1 to the Master Investment Advisory Agreement, dated
              February 28, 1997, between Registrant and A I M Advisors, Inc.

6(a)(6)       Amended and Restated Master Distribution Agreement, between
              Registrant (on behalf of AIM Limited Maturity Treasury Fund's
              Class A shares and AIM High Yield Fund II's Class A and Class C shares) and A I M Distributors, Inc.

6(a)(7) Master Distribution Agreement, between Registrant (on behalf of the AIM High Yield Fund II's Class B shares) and A I M
              Distributors, Inc.

6(b)          Form of Selected Dealer Agreement between A I M Distributors, Inc.
              and selected dealers

6(c)          Form of Bank Selling Group Agreement between A I M Distributors,
              Inc. and banks

8(a)(v)       Custodian Contract between Registrant and State Street Bank and
              Trust Company

9(a)(4)(ii)   Amendment No. 1 to the Master Administrative Services Agreement,
              dated February 28, 1998, between Registrant and A I M Advisors,
              Inc.

9(b)(1)(viii) Amendment No. 4 to Remote Access and Related Services Agreement,
              dated June 30, 1998, between Registrant and First Data Investor
              Services Group, Inc.

9(b)(1)(ix)   Amendment No. 5 to Remote Access and Related Services Agreement,
              dated July 1, 1998, between Registrant and First Data Investor
              Services Group, Inc.

10            Consent of Ballard Spahr Andrews & Ingersoll, LLP

11(a)         Consent of Dechert Price & Rhoads

11(b)         Consent of KPMG Peat Marwick LLP

13            Initial Capitalization Agreement

14(g)         Forms of Registrant's Education IRA documents

15(a)(3)      Second Amended and Restated Master Distribution Plan for
              Registrant's Class A shares

15(a)(4)      Third Amended and Restated Master Distribution Plan for
              Registrant's Class A and Class C shares

15(a)(5)      Master Distribution Plan for Registrant's Class B shares

15(b) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan

15(c) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan

15(d) Form of Agency Pricing Agreement (for the Retail Classes) to be used in connection with Registrant's Master Distribution Plan

15(e)         Forms of Service Agreements for Bank Trust Departments and for
              Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan

15(f)         Form of Variable Group Annuity Contractholder Service Distribution
              Agreement to be used in connection with Registrant

27            Financial Data Schedule